1 ARTICLES OF ASSOCIATION OF UNILEVER PLC as adopted by special resolution passed on 21 October 2025 Table of Contents Contents Page INTERPRETATION ................................................................................................................. 4 1 Exclusion of Model Articles ........................................................................................... 4 2 Definitions .................................................................................................................. 4 LIMITED LIABILITY............................................................................................................... 6 3 Limited liability ............................................................................................................ 6 SHARE CAPITAL .................................................................................................................... 6 4 Rights attached to shares ............................................................................................ 6 5 Redemption of shares.................................................................................................. 6 6 Trusts not recognised .................................................................................................. 6 7 Allotment of shares ..................................................................................................... 6 8 Payment of commission ............................................................................................... 6 9 Modification of rights ................................................................................................... 7 EVIDENCE OF TITLE TO SHARES ........................................................................................... 7 10 Uncertificated shares ................................................................................................... 7 11 Certificated shares ...................................................................................................... 8 12 Replacement of certificates .......................................................................................... 9 13 Execution of share certificates ...................................................................................... 9 LIEN ...................................................................................................................................... 9 14 Company’s lien on shares not fully paid ........................................................................ 9 15 Enforcing lien by sale .................................................................................................. 9 16 Validity of sales ........................................................................................................... 9 17 Application of proceeds of sale ..................................................................................... 9 CALLS ON SHARES ............................................................................................................... 10 18 Calls ......................................................................................................................... 10 19 Payment on calls ....................................................................................................... 10 20 Liability of joint holders ............................................................................................. 10 21 Interest due on non-payment .................................................................................... 10 22 Sums due on allotment to be treated as calls .............................................................. 10 23 Power to differentiate ................................................................................................ 10 24 Payment of calls in advance ....................................................................................... 10 FORFEITURE OF SHARES ..................................................................................................... 11 25 Notice may be given if call or instalment not paid ........................................................ 11 26 Form of notice .......................................................................................................... 11 27 Forfeiture of shares if non-compliance with notice ....................................................... 11 28 Notice after forfeiture ................................................................................................ 11 29 Sale of forfeited shares .............................................................................................. 11 30 Arrears to be paid notwithstanding forfeiture .............................................................. 11 31 Effect of forfeiture ..................................................................................................... 11 32 Statutory declaration as to forfeiture .......................................................................... 12 TRANSFER OF SHARES ........................................................................................................ 12 33 Transfer ................................................................................................................... 12 34 Execution of transfer ................................................................................................. 12 35 Right to decline to register transfer of partly paid shares.............................................. 12 36 Further rights to decline to register transfer ................................................................ 12 37 Notice of refusal ....................................................................................................... 13 38 No fee payable on registration ................................................................................... 13 TRANSMISSION OF SHARES ............................................................................................... 13 39 Transmission of registered shares on death ................................................................ 13 40 Entry of transmission in register ................................................................................. 13 41 Election of person entitled by transmission .................................................................. 13 2 42 Rights of person entitled by transmission .................................................................... 13 UNTRACED SHAREHOLDERS ............................................................................................... 14 43 Sale of shares of untraced shareholders ...................................................................... 14 44 Cessation of sending dividend payments ..................................................................... 15 ALTERATION OF CAPITAL ................................................................................................... 15 45 Sub-division .............................................................................................................. 15 46 Fractions .................................................................................................................. 15 GENERAL MEETINGS ........................................................................................................... 15 47 Notice of General Meetings ........................................................................................ 15 PROCEEDINGS AT GENERAL MEETINGS .............................................................................. 16 48 Quorum.................................................................................................................... 16 49 Dissolution and adjournment of meeting if quorum not present .................................... 16 50 Chair of general meeting ........................................................................................... 16 51 Attendance of Directors ............................................................................................. 17 52 Postponement of general meetings ............................................................................ 17 53 Adjournments and notice of adjournment ................................................................... 17 54 Amendments to resolutions........................................................................................ 17 55 Arrangements for participation in general meetings ..................................................... 18 56 Security, health and safety and other arrangements at general meetings ...................... 19 VOTING ............................................................................................................................... 20 57 Method of voting ....................................................................................................... 20 58 Effect of properly demanded poll ................................................................................ 20 59 When poll to be taken ............................................................................................... 20 60 Continuance of business after demand for poll ............................................................ 21 61 Voting rights ............................................................................................................. 21 62 Voting rights of joint holders ...................................................................................... 21 63 Exercise of voting rights for incapable member ........................................................... 21 64 No right to vote where sums still payable .................................................................... 21 65 Suspension of rights where non-disclosure of interest .................................................. 21 66 Objections ................................................................................................................ 23 PROXIES .............................................................................................................................. 23 67 Appointment of proxies ............................................................................................. 23 68 Receipt of proxies ..................................................................................................... 24 69 Maximum validity of proxy ......................................................................................... 25 70 Form of proxy ........................................................................................................... 25 71 Determination of authority ......................................................................................... 25 APPOINTMENT, RETIREMENT AND REMOVAL OF DIRECTORS ............................................ 25 72 Number of Directors .................................................................................................. 25 73 Shareholding qualification .......................................................................................... 25 74 Power for Directors to fill casual vacancies or appoint additional Directors ..................... 25 75 Retirement of Directors ............................................................................................. 25 76 Meeting to fill up vacancies ........................................................................................ 26 77 Persons eligible as Directors....................................................................................... 26 78 Provisions if no eligible persons available .................................................................... 26 79 Provisions if insufficient eligible persons elected .......................................................... 26 80 Power to remove Director by special resolution ........................................................... 26 81 Disqualification of Directors ....................................................................................... 26 82 Alternate Directors .................................................................................................... 27 83 Executive Directors ................................................................................................... 27 84 Non-Executive Directors ............................................................................................ 28 REMUNERATION AND EXPENSES OF DIRECTORS ............................................................... 28 85 Director’s remuneration ............................................................................................. 28 86 Extra remuneration ................................................................................................... 28 87 Expenses .................................................................................................................. 28 DIRECTORS’ INTERESTS ..................................................................................................... 28 88 Conflicts of interest requiring board authorisation ........................................................ 28 89 Other conflicts of interest .......................................................................................... 29 90 Benefits .................................................................................................................... 30 91 Quorum and voting requirements ............................................................................... 30 92 General .................................................................................................................... 32 3 POWERS AND DUTIES OF THE DIRECTORS ......................................................................... 32 93 General powers of Company vested in Directors .......................................................... 32 94 Establishment of local boards ..................................................................................... 32 95 Powers of attorney .................................................................................................... 33 96 Delegation to individual Directors ............................................................................... 33 97 Registers .................................................................................................................. 33 98 Power to borrow money and give security ................................................................... 33 99 Pensions ................................................................................................................... 34 100 Provision for employees ............................................................................................. 35 PROCEEDINGS OF THE DIRECTORS .................................................................................... 35 101 Meetings of Directors ................................................................................................ 35 102 Notice of meetings .................................................................................................... 35 103 Quorum.................................................................................................................... 35 104 Effect of vacancies in number of Directors .................................................................. 35 105 Power to appoint chair .............................................................................................. 35 106 Competence of meetings ........................................................................................... 36 107 Voting ...................................................................................................................... 36 108 Delegation to committees .......................................................................................... 36 109 Delegation to Executive Officers ................................................................................. 36 110 Participation in meetings by telephone ........................................................................ 36 111 Resolution in writing .................................................................................................. 37 112 Validity of acts of Directors or committee .................................................................... 37 113 Minutes to be made .................................................................................................. 37 SEALS .................................................................................................................................. 37 114 Use of seals .............................................................................................................. 37 DIVIDENDS AND OTHER PAYMENTS ................................................................................... 37 115 Application of profits ................................................................................................. 37 116 Declaration of dividends ............................................................................................ 38 117 Interim dividends ...................................................................................................... 38 118 Dividends to be paid according to amounts paid up on shares ...................................... 38 119 Debts may be deducted ............................................................................................. 38 120 Dividend not to bear interest against the Company ...................................................... 38 121 Payment procedures ................................................................................................. 38 122 Unclaimed dividends ................................................................................................. 39 123 Dividends in specie ................................................................................................... 39 CAPITALISATION OF PROFITS ............................................................................................ 40 124 Power to capitalise profits .......................................................................................... 40 125 Scrip dividends ......................................................................................................... 40 126 Settlement of difficulties in distribution on capitalisation of profits................................. 41 RECORD DATES AND ACCOUNTING RECORDS .................................................................... 41 127 Record dates ............................................................................................................ 41 128 Inspection of records................................................................................................. 41 SERVICE OF NOTICES AND OTHER DOCUMENTS ................................................................ 42 129 Service of notices ...................................................................................................... 42 130 Members resident abroad .......................................................................................... 42 131 When notice deemed served ...................................................................................... 42 132 Service of notice to person entitled by transmission ..................................................... 43 133 Notice when post not available and notice given by advertisement ............................... 43 DESTRUCTION OF DOCUMENTS .......................................................................................... 43 134 Consequences of destruction of documents ................................................................. 43 WINDING-UP ...................................................................................................................... 44 135 Order of priority in winding-up ................................................................................... 44 INDEMNITY ......................................................................................................................... 44 136 Indemnification of Directors ....................................................................................... 44 4 INTERPRETATION Exclusion of Model Articles 1 No articles set out in any statute, or in any statutory instrument made under any statute, concerning companies shall apply as articles of the Company. Definitions 2 In these articles unless the context otherwise requires: “address”, includes a number or address (including, in the case of any uncertificated proxy instruction, an identification number of a participant in the relevant system) used for the purposes of sending or receiving notices, documents or information by electronic means and/or by means of a website; “these articles” means these articles of association as altered from time to time by special resolution and the expression “this article” shall be construed accordingly; “the auditors” means the auditors for the time being of the Company or, in the case of joint auditors, any one of them; “the Bank of England base rate” means the base lending rate most recently set by the Monetary Policy Committee of the Bank of England in connection with its responsibilities under Part 2 of the Bank of England Act 1998; “certificated share” means a share which is not an uncertificated share; “clear days” in relation to the period of a notice means that period excluding the day when the notice is served or deemed to be served and the day for which it is given or on which it is to take effect; “combined physical and electronic general meeting” means any general meeting (including any general meeting of the holders of any class of shares in the Company) convened and held in accordance with these articles and which allows participants to attend either in person at a physical location(s) specified in the notice of such general meeting or via an electronic platform; “the Companies Acts” means every statute (including any order, regulations or other subordinated legislation made under it) from time to time in force concerning companies in so far as the same applies to the Company; “Company” means Unilever PLC; “the Directors” means the Board of Directors of the Company for the time being; “electronic platform” means any form of electronic communications platform or facility (or combination of such platforms or facilities) and includes, without limitation, website addresses, application technology and conference call systems; “executive officers” means the executive officers of the Company, including the Chief Executive Officer and the Chief Financial Officer; “the holder” in relation to any shares means the member whose name is entered in the register as the holder of those shares; “the office” means the registered office for the time being of the Company; “paid up” means paid up or credited as paid up; “participating class” means a class of shares title to which is permitted by an Operator to be transferred by means of a relevant system;

5 “person entitled by transmission” means a person whose entitlement to a share in consequence of the death or bankruptcy of a member or of any other event giving rise to its transmission by operation of law has been noted in the register; “physical general meeting” means any general meeting of the Company (including any general meeting of the holders of any class of shares in the Company) attended by persons present in person at a physical location(s) specified in the notice of such general meeting but not via an electronic platform; “post” or “posted” in relation to references to a notice, document or other item being posted includes it being sent by post or by courier or by using an equivalent service; “the register” means the register of members of the Company; “seal” means any common or official seal that the Company may be permitted to have under the Companies Acts; “the Secretary” means the secretary of the Company and includes an assistant or deputy secretary and any person appointed by the Directors to perform any of the duties of the secretary; “shares” includes stock; “uncertificated share” means a share of a class which is for the time being a participating class, title to which is recorded on the register as being held in uncertificated form; “the uncertificated securities rules” means provisions of the Uncertificated Securities Regulations 2001 and the Companies Acts relating to the holding, evidencing of title to, or transfer of uncertificated shares and any legislation, rules or other arrangements made under or by virtue of such provision; “United Kingdom” means Great Britain and Northern Ireland; references to a document being executed include references to its being executed under hand or under seal or by any other method except authentication as specified by the Companies Acts; references to a document being signed or to signature include references to it being executed under hand or under seal or by any other method and, in the case of a communication in electronic form, such references are to its being authenticated as specified by the Companies Acts; references to writing include references to any method of representing or reproducing words in a legible and non-transitory form whether sent or supplied in electronic form or otherwise and written shall be construed accordingly; for the purposes of any combined physical and electronic general meeting, references to a person being “present” at a general meeting of the Company (or any separate general meeting of the holders of any class of shares in the Company), and including references to a person being “present in person”, shall not be taken exclusively as references to a person being in the same location as other persons who are attending such meeting, but shall be deemed to include a person who is attending such meeting through an electronic platform; subject to Article 9(A), the provisions of these articles relating to meetings or general meetings of the Company and to the proceedings at such meetings or general meetings shall apply to separate meetings of any holders of a class of shares; words or expressions to which a particular meaning is given by the Companies Acts or the uncertificated securities rules in force when these articles or any part of these articles are 6 adopted bear the same meaning in these articles or that part (as the case may be) save that the word “company” shall include any body corporate; references to a meeting shall not be taken as requiring more than one person to be present if any quorum requirement can be satisfied by one person; headings and notes are included only for convenience and shall not affect construction; and words or expressions denoting the singular shall include the plural and vice versa, and words or expressions denoting one gender shall include any other gender. LIMITED LIABILITY Limited liability 3 The liability of members of the Company is limited to the amount, if any, unpaid on the shares in the Company held by them. SHARE CAPITAL Rights attached to shares 4 Subject to the provisions of the Companies Act and to any rights conferred on the holders of any other shares, any share may be issued with or have attached to it such rights and restrictions as the Company may by ordinary resolution decide or, if no such resolution has been passed or so far as the resolution does not make specific provision, as the Directors may decide. Such rights and restrictions shall apply to the relevant shares as if the same were set out in these articles. Redemption of shares 5 Subject to the provisions of the Companies Acts and to any rights conferred on the holders of any class of shares, any share may be issued which is to be redeemed, or is to be liable to be redeemed at the option of the Company or the holder. The Directors may determine the terms, conditions and manner of redemption of any redeemable share so issued. Such terms and conditions shall apply to the relevant shares as if the same were set out in these articles. Trusts not recognised 6 Except as ordered by a court of competent jurisdiction or as required by law, no person shall be recognised by the Company as holding any share upon any trust and the Company shall not be bound by or required in any way to recognise (even when having notice of it) any interest in any share other than an absolute right to the whole of the share in the holder. Allotment of shares 7 Subject to the provisions of the Companies Acts these articles and to any resolution passed by the Company and without prejudice to any rights attaching to existing shares, the Directors may offer, allot, grant options over or otherwise deal with or dispose of shares in the Company to such persons, at such times and for such consideration and upon such terms as the Directors may decide. Payment of commission 8 The Company may in connection with the issue of any shares or the sale for cash of treasury shares exercise all powers of paying commission and brokerage conferred or permitted by the Companies Acts. Any such commission or brokerage may be satisfied by the payment of cash or by the allotment of fully or partly-paid shares or other securities or partly in one way and partly in the other. 7 Modification of rights 9 (A) So long as the capital is divided into different classes of shares, but subject to the Companies Acts, all or any of the rights and privileges attached to each class may from time to time be modified or abrogated in any manner with the consent in writing of the holders of three-fourths of the issued shares of that class (excluding any shares of that class held as treasury shares) or with the sanction of a special resolution passed at a separate general meeting of the holders of shares of the class. To any such general meeting all the provisions of these articles as to general meetings of the Company shall mutatis mutandis apply but so that the necessary quorum shall be two persons at least holding or representing by proxy one-third of the capital paid up on the issued shares of the class (excluding any shares of that class held as treasury shares), that every holder of shares of the class shall be entitled on a poll to one vote for every such share held by them, that every holder of shares of the class present in person or by proxy may demand a poll and that if at any adjourned meeting a quorum as above defined be not present those of such holders who are present in person or by proxy shall be a quorum. (B) Subject as aforesaid the rights and privileges attached to any class shall for the purposes of this article not be deemed to be modified unless the modification prejudicially affects such rights or privileges. EVIDENCE OF TITLE TO SHARES Uncertificated shares 10 (A) Pursuant and subject to the uncertificated securities rules, the Directors may permit title to shares of any class to be evidenced otherwise than by a certificate and title to shares of such a class to be transferred by means of a relevant system and may make arrangements for a class of shares (if all shares of that class are in all respects identical) to become a participating class. Title to shares of a particular class may only be evidenced otherwise than by a certificate where that class of shares is for the time being a participating class. The Directors may also, subject to compliance with the uncertificated securities rules, determine at any time that title to any class of shares may from a date specified by the Directors no longer be evidenced otherwise than by a certificate or that title to such a class shall cease to be transferred by means of any particular relevant system. (B) In relation to a class of shares which is, for the time being, a participating class and for so long as it remains a participating class, no provision of these articles shall apply or have effect to the extent that it is inconsistent in any respect with: (i) the holding of shares of that class in uncertificated form; (ii) the transfer of title to shares of that class by means of a relevant system; and (iii) any provision of the uncertificated securities rules, and, without prejudice to the generality of this article, no provision of these articles shall apply or have effect to the extent that it is in any respect inconsistent with the maintenance, keeping or entering up by the Operator, so long as that is permitted or required by the uncertificated securities rules, of an Operator register of securities in respect of that class of shares in uncertificated form. (C) Shares of a class which is for the time being a participating class may be changed from uncertificated to certificated form, and from certificated to uncertificated form, in accordance with and subject as provided in the uncertificated securities rules, and the 8 Directors shall record on the register of members that the shares are held in certificated or uncertificated form as appropriate. (D) If, under these articles or the Companies Acts, the Company is entitled to sell, transfer or otherwise dispose of, forfeit, re-allot, accept the surrender of or otherwise enforce a lien over an uncertificated share, then, subject to these articles and the Companies Acts, such entitlement shall include the right of the board to: (i) require the holder of that uncertificated share by notice in writing to change that share from uncertificated to certificated form within such period as may be specified in the notice and keep it as a certificated share for as long as the board requires; (ii) appoint any person to take such other steps, by instruction given by means of a relevant system or otherwise, in the name of the holder of such share as may be required to effect the transfer of such share and such steps shall be as effective as if they had been taken by the registered holder of that share; and (iii) take such other action that the board considers appropriate to achieve the sale, transfer, disposal, forfeiture, re-allotment or surrender of that share or otherwise to enforce a lien in respect of that share. (E) Unless the Directors otherwise determine, shares which a member holds in uncertificated form shall be treated as separate holdings from any shares which that member holds in certificated form. However, shares held in uncertificated form shall not be treated as forming a class which is separate from certificated shares with the same rights. (F) Unless the Directors otherwise determine or the uncertificated securities rules otherwise require, any shares issued or created out of or in respect of any uncertificated shares shall be uncertificated shares and any shares issued or created out of or in respect of any certificated shares shall be certificated shares. (G) The Company shall be entitled to assume that the entries on any record of securities maintained by it in accordance with the uncertificated securities rules and regularly reconciled with the relevant Operator register of securities are a complete and accurate reproduction of the particulars entered in the Operator register of securities and shall accordingly not be liable in respect of any act or thing done or omitted to be done by or on behalf of the Company in reliance on such assumption; in particular, any provision of these articles which requires or envisages that action will be taken in reliance on information contained in the register shall be construed to permit that action to be taken in reliance on information contained in any relevant record of securities (as so maintained and reconciled). Certificated shares 11 Subject to the provisions of the uncertificated securities rules, the rules of any relevant system and these articles, every person (except a person to whom the Company is not by law required to issue a certificate) whose name is entered in the register as a holder of any certificated shares shall be entitled, without payment, to receive within two months after allotment or lodgment of a transfer to them of the shares or within two months after the relevant Operator-instruction is received by the Company (or within such other period as the terms of issue shall provide) one certificate for all the shares of any one class or several certificates each for one or more of the shares of the class in question upon payment for every certificate after the first of such reasonable out-of-pocket expenses as the Directors may from time to time decide. In the case of a certificated share held jointly by several persons, delivery of a certificate to one of several

9 joint holders shall be sufficient delivery to all. A member who has transferred some of the shares comprised in their holding shall be entitled to a certificate for the balance without charge. Replacement of certificates 12 If a share certificate is defaced, worn out, lost or destroyed, it may be replaced without fee but on such terms (if any) as to evidence and indemnity and to payment of the costs and any exceptional out-of-pocket expenses of the Company in investigating the evidence and preparing the indemnity as the Directors may decide and, where it is defaced or worn out, after delivery of the old certificate to the Company. Execution of share certificates 13 Every share certificate shall be executed under a seal or in such other manner as the Directors having regard to the terms of issue and any listing requirements may authorise and shall specify the number and class of shares to which it relates and the amount or respective amounts paid up on the shares. The Directors may by resolution decide, either generally or in any particular case or cases, that any signatures on any share certificates need not be autographic but may be applied to the certificates by some mechanical means or may be printed on them or that the certificates need not be signed by any person. LIEN Company’s lien on shares not fully paid 14 The Company shall have a first and paramount lien on every share (not being a fully paid share) for all amounts payable to the Company (whether presently or not) in respect of that share. The Company’s lien on a share shall extend to all distributions and other amounts payable in respect of it. The Directors may at any time either generally or in any particular case waive any lien that has arisen or declare any share to be wholly or in part exempt from the provisions of this article. Enforcing lien by sale 15 The Company may sell, in such manner as the Directors may decide, any shares on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within 7 clear days after a notice in writing has been served on the holder of the shares, demanding payment and stating that if the notice is not complied with the shares may be sold. For giving effect to the sale the Directors may authorise some person to transfer the shares sold to or in accordance with the directions of the purchaser. Validity of sales 16 The transferee shall be registered as the holder of the shares and they shall not be bound to see to the application of the purchase money, nor shall their title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale. After their name has been registered the validity of the sale shall not be impeached by any person, and the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively. Application of proceeds of sale 17 The net proceeds, after payment of the costs, of the sale by the Company of any shares on which it has a lien shall be applied in or towards payment or discharge of the debt or liability in respect of which the lien exists so far as it is presently payable, and any residue shall (subject to a like lien for debts or liabilities not presently payable as existed upon the shares prior to the sale and upon surrender, if required by the Company, for cancellation of the certificate for the shares sold) be paid to the holder immediately before the sale. 10 CALLS ON SHARES Calls 18 The Directors may from time to time make calls upon the members in respect of any moneys unpaid on their shares (whether on account of the nominal amount of the shares or by way of premium) and not payable on a date fixed by or in accordance with the terms of issue, and each member shall (subject to the Company serving upon them at least fourteen clear days’ notice specifying the time or times and place of payment) pay to the Company at the time or times and place so specified the amount called on their shares. A call may be revoked or postponed as the Directors may decide. A person upon whom a call is made shall remain liable for the call notwithstanding the subsequent transfer of the shares in respect of which the call was made. Payment on calls 19 A call may be made payable by instalments and shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed. Liability of joint holders 20 The joint holders of a share shall be jointly and severally liable to pay all calls in respect of the share. Interest due on non-payment 21 If a call remains unpaid after it has become due and payable, the person from whom it is due and payable shall pay interest on the amount unpaid from the day it is due and payable to the time of actual payment at such rate (not exceeding the Bank of England base rate by more than five percentage points) as the Directors may decide, and all expenses that have been incurred by the Company by reason of such non-payment, but the Directors shall be at liberty in any case or cases to waive payment of the interest or expenses wholly or in part. Sums due on allotment to be treated as calls 22 Any sum which becomes payable on allotment or on any other date fixed by or in accordance with the terms of issue, whether on account of the nominal amount of the share or by way of premium, shall be deemed to be a call made, notified and payable on the date on which, by the terms of issue, it becomes payable and, in case of nonpayment, all the relevant provisions of these articles as to payment of interest, forfeiture or otherwise shall apply as if the sum had become payable by virtue of a call properly made and notified. Power to differentiate 23 The Directors may on the issue of shares differentiate between the allottees or holders as to the amount of calls to be paid and the times of payment. Payment of calls in advance 24 The Directors may, if they think fit, receive from any member who is willing to advance all or any part of the moneys uncalled and unpaid upon any shares held by such member and upon all or any of the moneys so advanced may (until they would, but for the advance, become presently payable) pay interest at such rate, (not exceeding the Bank of England base rate by more than five percentage points unless the Company by ordinary resolution shall otherwise direct) as the Directors may decide. 11 FORFEITURE OF SHARES Notice may be given if call or instalment not paid 25 If any call or instalment of a call remains unpaid on any share after the day appointed for payment, the Directors may at any time serve a notice on the holder requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued, and all expenses that may have been incurred by the Company by reason of such non-payment. Form of notice 26 The notice shall name a further day (not being less than fourteen clear days from the date of the notice) on or before which, and the place where, the payment required by the notice is to be made and shall state that in the event of non-payment on or before the day and at the place appointed, the shares in respect of which the call was made or instalment is payable will be liable to be forfeited. The Directors may accept the surrender of any share liable to be forfeited and, in that event, references in these articles to forfeiture shall include surrender. Forfeiture of shares if non-compliance with notice 27 If the requirements of the notice are not complied with, any share in respect of which it was given may, at any time before payment of all calls or instalments and interest due in respect of it has been made, be forfeited by a resolution of the Directors to that effect and the forfeiture shall include all dividends declared and other moneys payable in respect of the forfeited shares and not paid before the forfeiture. Notice after forfeiture 28 When any share has been forfeited, notice of the forfeiture shall be served upon the person who was before forfeiture the holder of the share but no forfeiture shall be invalidated by any omission or neglect to give the notice. Sale of forfeited shares 29 Until cancelled in accordance with the requirements of the Companies Acts, a forfeited share shall be deemed to be the property of the Company and may be sold, re-allotted or otherwise disposed of either to the person who was, before forfeiture, the holder or to any other person upon such terms and in such manner as the Directors shall decide, and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled by the Directors on such terms as the Directors may decide. Arrears to be paid notwithstanding forfeiture 30 A person whose shares have been forfeited shall cease to be a member in respect of them and shall surrender to the Company for cancellation the certificate for the forfeited shares but shall remain liable to pay to the Company all moneys which at the date of the forfeiture were payable by them to the Company in respect of those shares with interest thereon at such rate (not exceeding the Bank of England base rate by more than five percentage points) as the Directors may decide from the date of forfeiture until payment, and the Company may enforce payment without being under any obligation to make any allowance for the value of the shares forfeited or for any consideration received on their disposal. Effect of forfeiture 31 The forfeiture of a share shall involve the extinction of all interest in and also of all claims and demands against the Company in respect of the share and all other rights incident to the share, except only such of those rights as by these articles are expressly saved. 12 Statutory declaration as to forfeiture 32 A statutory declaration that the declarant is a Director of the Company or the Secretary and that a share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share. The Company may receive the consideration (if any) given for the share on its sale, re-allotment or disposition and the Directors may authorize some person to transfer the share to the person to whom it is sold, re-allotted or disposed of and, if the share is in registered form, they shall be registered as the holder of the share and shall not be bound to see to the application of the purchase money (if any) nor shall their title to the share be affected by any irregularity or invalidity in the proceedings relating to the forfeiture, sale, re-allotment or disposal. TRANSFER OF SHARES Transfer 33 Subject to such of the restrictions of these articles as may be applicable: (A) any member may transfer all or any of their uncertificated shares by means of a relevant system in such manner provided for, and subject as provided in the uncertificated securities rules, and accordingly no provision of these articles shall apply in respect of an uncertificated share to the extent that it requires or contemplates the effecting of a transfer by an instrument in writing or the production of a certificate for the share to be transferred; and (B) any member may transfer all or any of their certificated shares by an instrument of transfer in any usual form or in any other form which the Directors may approve. Execution of transfer 34 The instrument of transfer of a certificated share shall be executed by or on behalf of the transferor and (in the case of a partly paid share) the transferee, and the transferor shall be deemed to remain the holder of the share concerned until the name of the transferee is entered in the register in respect of it. All instruments of transfer, when registered, may be retained by the Company. The transfer books may be closed during such time as the Directors think fit, not exceeding in the whole thirty days in each year. Right to decline to register transfer of partly paid shares 35 The Directors can decline to register any transfer of any share which is not a fully paid share. Further rights to decline to register transfer 36 (A) Registration of a transfer of an uncertificated share can be declined in the circumstances set out in uncertificated securities rules, and where, in the case of a transfer to joint holders, the number of joint holders to whom the uncertificated share is to be transferred exceeds four. (B) The Directors may decline to register any transfer of a certificated share unless: (i) the instrument of transfer is duly stamped or duly certified or otherwise shown to the satisfaction of the Directors to be exempt from stamp duty and is left at the office or such other place as the Directors may from time to time determine accompanied (save in the case of a transfer by a person to whom the Company is not required by law to issue a certificate and to whom a certificate has not been issued) by the certificate for the share to which it relates and such other evidence as the Directors may reasonably require to show the right of the person signing the instrument of transfer to make the transfer and, if the

13 instrument of transfer is signed by some other person on their behalf, the authority of that person so to do; (ii) the instrument of transfer is in respect of only one class of share; and (iii) in the case of a transfer to joint holders, the number of joint holders to whom the share is to be transferred does not exceed four. (C) For all purposes of these articles relating to the registration of transfers of shares, the renunciation of the allotment of any shares by the allottee in favour of some other person shall be deemed to be a transfer and the Directors shall have the same powers of refusing to give effect to such a renunciation as if it were a transfer. Notice of refusal 37 If the Directors decline to register a transfer they shall, within two months after the date on which the instrument of transfer was lodged or, in the case of uncertificated shares, within two months after the date on which the relevant Operator-instruction is received, send to the transferee notice of the refusal. No fee payable on registration 38 No fee shall be charged by the Company for registering any transfer or document relating to or affecting the title to any share or for making any other entry in the register. TRANSMISSION OF SHARES Transmission of registered shares on death 39 If a member dies, the survivor or survivors, where he or she was a joint holder, and his or her personal representatives, where he or she was a sole holder or the only survivor of joint holders, shall be the only persons recognised by the Company as having any title to his or her shares; but nothing contained in these articles shall release the estate of a deceased holder from any liability in respect of any share held by him or her solely or jointly with other persons. Entry of transmission in register 40 Where the entitlement of a person to a share in consequence of the death or bankruptcy of a member or of any other event giving rise to its transmission by operation of law is proved to the satisfaction of the Directors, the Directors shall cause the entitlement of that person to be noted in the register. Election of person entitled by transmission 41 Any person entitled by transmission to a share may, subject as provided elsewhere in these articles, elect either to become the holder of the share or to have some person nominated by them registered as the holder. If the person entitled by transmission to a share elects to be registered themselves, they shall give notice to the Company to that effect. If they elect to have another person registered, they shall transfer title to the share to that person. All the provisions of these articles relating to the transfer of shares shall apply to the notice or transfer as if the death or bankruptcy of the member or other event giving rise to the transmission had not occurred and the notice or transfer was given or executed by the member. Rights of person entitled by transmission 42 Where a person becomes entitled by transmission to a share, the rights of the holder in relation to that share shall cease, but the person entitled by transmission to the share may give a good discharge for any dividends or other moneys payable in respect of it and shall have the same rights in relation to the share as they would have had if they were the holder of it, provided that, 14 in order to vote at any general meeting in respect thereof, they shall have satisfied the Directors of their entitlement 48 hours at least before the time of holding the meeting at which they propose to vote, or the Directors have previously admitted their right to vote in respect thereof. The Directors may at any time give notice requiring the person to elect either to be registered themselves or to transfer the share and if the notice is not complied with within sixty days the Directors may withhold payment of all dividends and other moneys payable in respect of the share until the requirements of the notice have been complied with or, where the share is fully paid up, may deem the person to have elected to be registered as a member in respect thereof and they may be registered accordingly. UNTRACED SHAREHOLDERS Sale of shares of untraced shareholders 43 The Company is entitled to sell any shares of a member or shares to which a person is entitled by transmission on death or bankruptcy or otherwise by operation of law (for the purposes of this Article 43, the “relevant holder”) provided that: (A) during the qualifying period at least three cash dividends in respect of the shares have become payable on the shares and no cash dividend in respect of those shares has either been claimed by presentation to the paying bank of the relative cheque or warrant or been satisfied by the transfer of funds to a bank account designated by the relevant holder of, the shares, (B) following the expiry of the qualifying period, the Company has sent a notice or caused a notice to be sent: (i) in hard copy form to the last known physical address that the Company has for the relevant holder; or (ii) in electronic form to the last known email address that the Company has for the relevant holder, stating the Company’s intention to sell the relevant shares. Before sending such notice, the Company must have used reasonable efforts to trace the relevant holder, including engaging a professional asset reunification company or other tracing agent if the Company considers appropriate (in its sole discretion), and (C) during the period of three months following the sending of a notice referred to in sub- paragraph (B) above, the Company has not received any communication from the relevant holder. For the purpose of this Article 43, “the qualifying period” means the period of twelve years immediately preceding the date of sending of a notice referred to in sub-paragraph (B) above. If, during the period beginning at the commencement of the qualifying period and ending on the date when the requirements of sub-paragraphs (A) to (C) above are satisfied, any further shares have been issued to such relevant holder during such period and all the requirements of sub- paragraphs (A) to (C) above have been satisfied in regard to the further shares (but as if the words “following the expiry of the qualifying period” were omitted from sub-paragraph (B) above), the Company is also entitled to sell the further shares. To give effect to any sale of shares pursuant to this article, the Directors may authorise any person to transfer the shares in question and an instrument of transfer executed by that person shall be as effective as if it had been executed by the relevant holder of the shares. The transferee’s title to the shares shall not be affected by any irregularity or invalidity in the proceedings relating to the sale. 15 The net proceeds of such sale (after payment of the costs of the sale) shall be forfeited by the relevant holder and shall belong to the Company. The Company shall not be liable in any respect nor be required to account to the former relevant holder of the shares or any other person previously entitled to the shares in question for an amount in respect of such proceeds (or any part thereof). The Company shall be entitled to use or invest the net proceeds of such sale for the Company’s benefit in any manner that the Directors may from time to time see fit. Cessation of sending dividend payments 44 The Company may cease to send any cheque or warrant or other financial instrument through the post or employ any other means of payment, including by means of a relevant system, for any dividend payable on any shares in the Company which is normally paid in that manner on those shares if either (a) in respect of at least two consecutive dividends payable on those shares the cheques or warrants or other financial instruments have been returned undelivered or remain uncashed or that means of payment has failed or (b) following one such occasion reasonable enquiries have failed to establish any new address or account of the registered holder. Subject to the provisions of these articles, the Company may recommence sending cheques or warrants or other financial instruments or employing such other means in respect of dividends payable on those shares if the holder or person entitled by transmission requests such recommencement in writing. ALTERATION OF CAPITAL Sub-division 45 Any resolution authorising the Company to sub-divide its shares or any of them may determine that, as between the shares resulting from the sub-division, any of them may have any preference or advantage or be subject to any restriction as compared with the others. Fractions 46 Whenever as a result of a consolidation, any members would become entitled to fractions of a share, the Directors may deal with the fractions as they think fit and in particular may sell the shares representing the fractions to any person (including, subject to the provisions of the Companies Acts, the Company) and distribute the net proceeds of sale in due proportion among those members and the Directors may authorise some person to transfer or deliver the shares to, or in accordance with the directions of, the purchaser. The person to whom any shares are transferred or delivered shall not be bound to see to the application of the purchase moneys nor shall their title to the shares be affected by any irregularity in, or invalidity of, the proceedings relating to the sale. GENERAL MEETINGS Notice of General Meetings 47 (A) Notices of General Meetings shall be given to all members other than members who are not entitled to receive such notices from the Company under the provisions of these articles. The Company may determine that only those persons entered on the register at the close of business on a day decided by the Company, such day being no more than 21 days before the day that notice of the meeting is sent, shall be entitled to receive such a notice. If a member is added to the register after the day determined by the Company under this article, this shall not invalidate the service of the notice, nor entitle such member to receive notice of the meeting; (B) for the purposes of determining which persons are entitled to attend or vote at a meeting, and how many votes such persons may cast, the Company must specify in the 16 notice of the meeting a time, not more than 48 hours before the time fixed for the meeting, by which a person must be entered on the register in order to have the right to attend or vote at the meeting. The Directors may at their discretion resolve that, in calculating such period, no account shall be taken of any part of any day that is not a working day (within the meaning of Section 1173 of the Companies Acts); (C) the accidental omission to give any notice of a meeting or the accidental omission to send any document relating to any meeting, or the non-receipt (even if the Company becomes aware of such non-receipt) of any such notice or document or other information, by any person entitled to receive the notice or document shall not invalidate the proceedings at that meeting; and (D) a member present in person or by proxy at a meeting shall be deemed to have received proper notice of that meeting and, where applicable, of the purpose of that meeting. PROCEEDINGS AT GENERAL MEETINGS Quorum 48 No business shall be transacted at any general meeting (except the declaration and sanction of a dividend) unless a quorum is present when the meeting proceeds to business, but the absence of a quorum shall not preclude the choice or appointment of a chair which shall not be treated as part of the business of the meeting. Save as otherwise provided by these articles, seven members present in person or by proxy and entitled to vote shall be quorum for all purposes. Dissolution and adjournment of meeting if quorum not present 49 If within five minutes (or such longer time not exceeding one hour as the chair of the meeting may decide to wait) after the time appointed for the commencement of the meeting a quorum is not present, the meeting, if convened on the requisition of members, shall be dissolved and in any other case it shall stand adjourned to such other day (not being less than ten clear days later) and at such other time or place or places (including, for a combined physical and electronic general meeting, the electronic platform) as the chair of the meeting may decide and at such adjourned meeting one member present in person or by proxy and entitled to vote (whatever the number of shares held by them) shall be a quorum and the notice of the adjourned meeting shall state that one member present in person or by proxy and entitled to vote (whatever the number of shares held by them) shall be a quorum. Chair of general meeting 50 The chair (if any) of the Directors or, in his or her absence, a vice chair (if any) shall preside as chair at every general meeting. If (i) there is no chair or vice chair; or (ii) at any meeting neither the chair nor any vice chair is present within five minutes after the time appointed for the commencement of the meeting; or (iii) neither the chair nor any vice chair is willing to act as chair; or (iv) during the course of a meeting, the chair of the meeting has ceased to be present at the meeting and is unable to rejoin the meeting within five minutes, the chair of the meeting shall be chosen as follows: (a) the Directors present at the meeting shall choose one of their number to act; or (b) if one Director only is present he or she shall preside as chair if willing to act; or (c) in case of the situations described in sub-paragraphs (i) to (iii) inclusive of this article, if no Director is present, or if each of the Directors present declines to take the chair, the persons present and entitled to vote shall appoint one of their number to be chair; or (d) in case of the situation described in sub-paragraph (iv) of this article only, if no Director is present, or if each of the Directors present declines to take the chair the person nominated by the Directors to act as chair of the meeting in such circumstances shall preside as the chair, or if no such person has been nominated, the persons present at the meeting and entitled to vote at the general meeting shall appoint one of their number as chair. The chair of a general meeting may take such action as the chair thinks fit to maintain the proper and orderly conduct of the meeting.

17 Attendance of Directors 51 Each Director shall be entitled to attend and speak at any general meeting of the Company and at any separate general meeting of the holders of any class of shares in the Company. Postponement of general meetings 52 The Directors may resolve to postpone any general meeting or move the place or places (including, for a combined physical and electronic general meeting, the electronic platform) of such meeting before the time at which it is to be held, except where the postponement or move would be contrary to applicable law. The Directors may give notice of a postponement or move as they think fit but any failure to give notice of a postponement or move does not invalidate the postponement or move or any resolution passed at a postponed or moved meeting. Notice of the business of a postponed or moved meeting does not need to be given again. If a meeting is postponed or moved, the appointment of a proxy for that meeting is valid if it is done in accordance with these articles and received not less than 48 hours before the commencement of the postponed or moved meeting to which it relates. The Directors can also postpone or move a postponed or moved meeting under this Article 52. Adjournments and notice of adjournment 53 (A) The chair may at any time without the consent of the meeting adjourn any meeting (whether or not it has commenced or a quorum is present) either sine die or to another time or place, or move the meeting to another location (including, for a combined physical and electronic general meeting, changing the electronic platform), where it appears to him or her that (a) the members wishing to attend cannot be conveniently, safely or securely accommodated in the place appointed for the meeting or (b) the conduct of persons prevents or is likely to prevent the orderly continuation of business or (c) an adjournment is otherwise necessary so that the business of the meeting may be properly conducted or (d) in the case of a combined physical and electronic general meeting, the electronic platform(s) have become inadequate for the purposes referred to in Articles 55(C) and 55(D) below. In addition, the chair may at any time with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting either sine die or to another time or place, or move the meeting to another location (including, for a combined physical and electronic general meeting, changing the electronic platform). When a meeting is adjourned sine die the time and place for the adjourned meeting shall be fixed by the Directors. No business shall be transacted at any adjourned meeting except business which might properly have been transacted at the meeting had the adjournment not taken place. (B) When a meeting is adjourned for three months or more, or sine die, or if business is to be transacted at an adjourned meeting the general nature of which was not stated in the notice of the original meeting, notice of the adjourned meeting shall be given as in the case of an original meeting. Except as provided in this article, it shall not be necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting. Amendments to resolutions 54 In the case of a resolution duly proposed as a special resolution no amendment thereto (other than an amendment to correct a patent error) may be considered or voted upon and in the case of a resolution duly proposed as an ordinary resolution no amendment thereto (other than an amendment to correct a patent error) may be considered or voted upon unless either at least two working days prior to the date appointed for holding the meeting or adjourned meeting at which such ordinary resolution is to be proposed notice in writing of the terms of the amendment and intention to move the same has been received by the Company at the office or the chair of the meeting in his or her absolute discretion decides that it may be considered or voted upon. 18 With the consent of the chair of the meeting, an amendment may be withdrawn by its proposer before it is put to the vote. Arrangements for participation in general meetings 55 (A) The Directors shall determine if a general meeting shall be held as a physical general meeting or as a combined physical and electronic general meeting. The Directors shall determine where the relevant physical location or locations (which may be in the United Kingdom or elsewhere) shall be. (B) In determining whether persons are attending or participating in a general meeting, it is immaterial whether any two or more members attending it are in the same location as each other or how they are able to communicate with each other. Two or more persons who are not in the same location as each other shall be taken to be attending a general meeting and count towards the quorum of it if their circumstances are such that, if they have (or were to have) the rights to speak and vote at that meeting (whether in person or by proxy), they are (or would be) able to exercise those rights to participate in the business of the meeting. A combined physical and electronic general meeting shall be duly constituted and its proceedings valid if the chair of the meeting is satisfied that adequate facilities are available throughout the meeting (including the use of the electronic platform) to ensure that members attending the meeting who are not present together at the same place are able to exercise such rights to participate in the business of the meeting. (C) A person is able to exercise the right to speak at a general meeting when that person is in a position to communicate during the meeting to all those attending the meeting any information and opinions which that person has on the business of the meeting, regardless of the location from which the person attends the general meeting. (D) A person is able to exercise the right to vote at a general meeting when, (i) that person is able to vote, during the meeting, on resolutions put to the vote at the meeting; and (ii) that person’s vote can be taken into account in determining whether or not such resolutions are passed at the same time as the votes of all the other persons attending the meeting, in each case regardless of the location from which the person attends the general meeting. (E) The Directors may make whatever arrangements they consider appropriate (including, in the case of a combined physical and electronic general meeting, the use of an electronic platform) to enable those attending a general meeting to exercise their rights to speak or vote at the meeting. For a combined physical and electronic general meeting, the Directors may make any arrangement and impose any requirement or restriction as is: (i) necessary to ensure the identification of those accessing, taking part and the security of the electronic communication; and (ii) proportionate to a person having the ability to exercise their rights to speak and vote at that meeting. In this respect, the Directors are able to authorise any voting application, system or facility for combined physical and electronic general meetings as they see fit. 19 (F) The Directors may permit persons who are not otherwise entitled to attend or participate in the business of general meetings to (i) be present at the general meeting or (ii) have a reasonable opportunity to be able to view and hear the proceedings of the general meeting and to address the meeting from any other location by use of any means of communication (including an electronic platform). Those persons shall not be treated as being present at or to be able to vote at the meeting but shall be entitled to address the meeting unless the chair of the meeting determines, in connection with the keeping of good order at the meeting or otherwise, that (either in respect of a particular person or generally) (a) the right to address the meeting is withdrawn, (b) the permission to attend the meeting is withdrawn or (c) where the participation by such persons in the meeting is through an electronic platform or by any other means of communication, that such electronic platform or other means of communication may be withdrawn. The business concluded at the general meeting shall not be treated as invalid by reason of the failure of such persons to view or hear all or any part of the proceedings of the meeting or by any determination of the chair of the meeting in accordance with parts (a), (b) or (c) of this article above. (G) The Directors may from time to time make arrangements for controlling or regulating the level of attendance at any physical venue for the hosting of the general meeting arranged by the Company (the “principal meeting place”) (including, without limitation, the issue of tickets or the imposition of some other means of selection, or limiting attendance by shareholders to certain meeting venues only) that they, in their absolute discretion, think appropriate, and can change those arrangements at any time. If, pursuant to those arrangements, a person entitled to attend such general meeting is not able to attend in person or (in the case of a member) by proxy at the principal meeting place, he or she may attend in person or (in the case of a member) by proxy at another location (whether or not previously advertised) for which arrangements have been made by the Company in the absolute discretion of the Directors such that such person can exercise those rights described in sub-paragraph (C) above. A member present in person or (in the case of a member) by proxy at such location may be counted in the quorum and may exercise those rights described in sub-paragraph (C) above. The entitlement of any such person to be present at such location in person or (in the case of a member) by proxy shall be subject to any such arrangements then in force regarding the safety, security and orderly conduct of the meeting. The notice of meeting does not have to give details of any arrangements under this sub-paragraph (F) of this Article 55. The Company will so far as practicable notify members of details of these arrangements prior to the relevant general meeting, including by way of a public announcement. The failure to notify members in accordance with this Article 55 shall not invalidate the business conducted at the general meeting. (H) Persons seeking to attend or participate in a general meeting via an electronic platform shall be responsible for ensuring that they have access to the facilities (including, without limitation, systems, equipment and connectivity) which are necessary to enable them to do so. Unless the meeting is adjourned by the chair in accordance with the provisions of Article 55, any inability of a person or persons to attend or participate in a general meeting via an electronic platform will not affect the validity of such meeting, or any business conducted at such meeting up to the point of adjournment, or any action taken pursuant to such meeting. (I) The provisions of this Article 55 shall apply to any adjourned or postponed or moved general meeting, mutatis mutandis. Security, health and safety and other arrangements at general meetings 56 The Directors may direct that persons wishing to attend any general meeting should submit to such searches or other security, health and safety or other arrangements or restrictions as the 20 Directors shall consider appropriate in the circumstances and shall be entitled in their absolute discretion to (or to authorise some one or more persons to) refuse entry to, or to eject from, such general meeting any person who fails to submit to such searches or to otherwise comply with such security, health and safety or other arrangements or restrictions. The notice of meeting does not have to give details of any such arrangements or restrictions under this Article 56. The presence of such arrangements or restrictions shall not invalidate the business conducted at the general meeting. VOTING Method of voting 57 At any general meeting which is being hosted physically at a specific location only, a resolution put to the vote of the meeting shall be decided on a show of hands unless (before or on the declaration of the result of the show of hands or on the withdrawal of any other demand for a poll) a poll is properly demanded. Without prejudice to the other provisions of this article, the chair may, in his or her absolute discretion, demand a poll on all or some of the resolutions put to the vote of the meeting before or on the declaration of the result of the show of hands or on the withdrawal of any other demand for a poll. Subject to the Companies Acts, a poll may be demanded by: (A) the chair of the meeting, or (B) at least three members present in person or by proxy and entitled to vote, or (C) any member or members present in person or by proxy and representing in the aggregate not less than one-tenth of the total voting rights of all the members having the right to attend and vote at the meeting; or (D) any member or members present in person or by proxy and holding shares conferring a right to attend and vote at the meeting on which there have been paid-up sums in the aggregate equal to not less than one-tenth of the total sum paid-up on all the shares conferring that right. (E) Unless a poll is so demanded and the demand is not withdrawn, a declaration by the chair that a resolution has been carried or carried unanimously or by a particular majority or not carried by a particular majority or lost and an entry to that effect in the minutes of proceedings of the Company shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded for or against the resolution. At a combined physical and electronic general meeting, a resolution put to the vote of the meeting shall be decided on a poll, and any such poll will be deemed to have been validly demanded at the time fixed for holding the meeting to which it relates. Effect of properly demanded poll 58 If a poll is demanded it shall be taken in such manner as the chair shall direct and he or she may appoint scrutineers who need not be members. The chair may decide how and when the result of the poll is to be declared. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded. When poll to be taken 59 A poll demanded on the election of a chair, or on a question of adjournment, shall be taken forthwith. A poll demanded on any other question shall be taken either forthwith or on such date (being not later than thirty days after the date of the demand) and at such time and place as the chair shall direct. It shall not be necessary (unless the chair otherwise directs) for notice to be given of a poll.

21 Continuance of business after demand for poll 60 The demand for a poll (other than on the election of a chair of the meeting or on a question of adjournment) shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll was demanded, and it may be withdrawn with the consent of the chair at any time before the close of the meeting or the taking of the poll, whichever is the earlier, and in that event shall not invalidate the result of a show of hands declared before the demand was made. Voting rights 61 On a show of hands, members shall be entitled to vote at a general meeting in accordance with the Companies Acts. For this purpose, where a proxy is given discretion as to how to vote on a show of hands, this shall be treated as an instruction by the relevant member to vote in the way in which the proxy elects to exercise that discretion. On a poll every member who is present in person or by proxy shall have one vote for every one share in the Company held by them of whatever class. Voting rights of joint holders 62 In the case of joint holders of a share the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority shall be determined by the order in which the names stand in the register in respect of the joint holding. Exercise of voting rights for incapable member 63 A member in respect of whom an order has been made by any competent court or official on the ground that they are or may be suffering from mental disorder or is otherwise incapable of managing their affairs may vote at any general meeting of the Company and may exercise any other right conferred by membership in relation to general meetings by or through any person authorised in such circumstances to do so on their behalf (and that person may vote by proxy) provided that evidence to the satisfaction of the Directors of the authority of the person claiming to exercise the right to vote or such other right shall be received by the Company not later than the last time at which appointments of proxies should have been received in order to be valid for use at that meeting or on the holding of that poll. No right to vote where sums still payable 64 No member shall, unless the Directors otherwise decide, be entitled to vote (either personally or by proxy) at any general meeting of the Company or upon a poll or to exercise any other right conferred by membership in relation to general meetings or polls unless all calls or other sums presently payable by them in respect of shares in the Company have been paid. Suspension of rights where non-disclosure of interest 65 (A) Where the holder of any shares in the Company, or any other person appearing to be interested in those shares, fails to comply within the relevant period with any statutory notice in respect of those shares or, in purported compliance with such a notice, has made a statement which is false or inadequate in a material particular, the Company may give the holder of those shares a further notice (a “restriction notice”) to the effect that from the service of the restriction notice those shares will be subject to some or all of the relevant restrictions, and from service of the restriction notice those shares shall, notwithstanding any other of these articles, be subject to those relevant restrictions accordingly. For the purpose of enforcing the relevant restriction referred to in sub- paragraph (iii) of the definition of “relevant restrictions”, the Directors may give notice to the relevant member requiring the member to change the relevant shares held in uncertificated form to certificated form by the time stated in the notice. The notice may 22 also state that the member may not change any of the relevant shares held in certificated form to uncertificated form. If the member does not comply with the notice, the Directors may authorise any person to instruct the Operator to change the relevant shares held in uncertificated form to certificated form. (B) If after the service of a restriction notice in respect of any shares the Directors are satisfied that all information required by any statutory notice relating to those shares or any of them from their holder or any other person appearing to be interested in the shares the subject of the restriction notice has been supplied, the Company shall, within seven days, cancel the restriction notice. The Company may at any time at its discretion cancel any restriction notice or exclude any shares from it. The Company shall cancel a restriction notice within seven days after receipt of a notice in writing that the relevant shares have been transferred pursuant to an arm’s length sale. (C) Where any restriction notice is cancelled or ceases to have effect in relation to any shares, any moneys relating to those shares which were withheld by reason of that notice shall be paid without interest to the person who would but for the notice have been entitled to them or as they may direct. (D) Any new shares in the Company issued in right of any shares subject to a restriction notice shall also be subject to the restriction notice, and the Directors may make any right to an allotment of the new shares subject to restrictions corresponding to those which will apply to those shares by reason of the restriction notice when such shares are issued. (E) Any holder of shares on whom a restriction notice has been served may at any time request the Company to give in writing the reason why the restriction notice has been served, or why it remains uncancelled, and within 14 days of receipt of such a notice the Company shall give that information accordingly. (F) If a statutory notice is given by the Company to a person appearing to be interested in any share, a copy shall at the same time be given to the holder, but the failure or omission to do so or the non-receipt of the copy by the holder shall not invalidate such notice. (G) This article is in addition to, and shall not in any way prejudice or affect, the statutory rights of the Company arising from any failure by any person to give any information required by a statutory notice within the time specified in it. For the purpose of this article a statutory notice need not specify the relevant period, and may require any information to be given before the expiry of the relevant period. (H) In this article: a sale is an “arm’s length sale” if the Directors are satisfied that it is a bona fide sale of the whole of the beneficial ownership of the shares to a party unconnected with the holder or with any person appearing to be interested in such shares and shall include a sale made by way of or in pursuance of acceptance of a takeover offer and a sale made through a recognised investment exchange or any other stock exchange outside the United Kingdom. For this purpose an associate (within the definition of that expression in any statute relating to insolvency in force at the date of adoption of this article) shall be included amongst the persons who are connected with the holder or any person appearing to be interested in such shares; “person appearing to be interested” in any shares shall mean any person named in a response to a statutory notice or otherwise notified to the Company by a member as being so interested or shown in any register or record kept by the Company under the Companies Acts as so interested or, taking into account a response or failure to respond in the light of the response to any other statutory notice and any other relevant information in the possession of the Company, 23 any person whom the Company knows or has reasonable cause to believe is or may be so interested; “person with a 0.25 per cent interest” means a person who holds, or is shown in any register or record kept by the Company under the Companies Acts as having an interest in, shares in the Company which comprise in total at least 0.25 per cent in number or nominal value of the shares of the Company (calculated exclusive of any shares held as treasury shares), or of any class of such shares (calculated exclusive of any shares of that class held as treasury shares), in issue at the date of service of the restriction notice; “relevant period” means a period of 14 days following service of a statutory notice; “relevant restrictions” mean in the case of a restriction notice served on a person with a 0.25 per cent interest that: (i) the shares shall not confer on the holder any right to attend or vote either personally or by proxy at any general meeting of the Company or at any separate general meeting of the holders of any class of shares in the Company or to exercise any other right conferred by membership in relation to general meetings; (ii) the Directors may withhold payment of all or any part of any dividends or other moneys payable in respect of the shares and the holder shall not be entitled to receive shares in lieu of dividend; and (iii) the Directors may decline to register a transfer of any of the shares which are certificated shares, unless such a transfer is pursuant to an arm’s length sale and in any other case mean only the restriction specified in sub-paragraph (i) of this definition; and “statutory notice” means a notice served by the Company under the Companies Acts requiring particulars of interests in shares or of the identity of persons interested in shares. Objections 66 If: (A) any objection shall be raised to the qualification of any voter, or (B) any votes have been counted which ought not to have been counted or which might have been rejected, or (C) any votes are not counted which ought to have been counted, the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any resolution unless it is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the chair of the meeting and shall only vitiate the decision of the meeting on any resolution if the chair decides that the same may have affected the decision of the meeting. The decision of the chair on such matters shall be conclusive. PROXIES Appointment of proxies 67 A member is entitled to appoint a proxy to exercise all or any of such member’s rights to attend and to speak and vote at a general meeting. A proxy need not be a member of the Company. An appointment of a proxy shall be in writing signed by the appointor or their duly authorised 24 attorney or, if the appointor is a corporation, shall either be executed under its seal or signed by an officer, attorney or other person authorised to sign it. If a member appoints more than one proxy and the proxy forms appointing those proxies would give those proxies the apparent right to exercise votes on behalf of the member in a general meeting over more shares than are held by the member, then each of those proxy forms will be invalid and none of the proxies so appointed will be entitled to attend, speak or vote at the relevant general meeting. Receipt of proxies 68 (A) The appointment of a proxy must: (i) in the case of an appointment made in hard copy form, be received at the office (or such other place as may be specified by the Company for the receipt of appointments of proxy in hard copy form) together with (if required by the Directors) any authority under which it is made or a copy of the authority, certified notarially or in accordance with the Powers of Attorney Act 1971 or in some other manner approved by the Directors not less than forty eight hours (or such shorter time as the Directors may determine) before the time appointed for holding the meeting or adjourned meeting at which the person named in the appointment proposes to vote; (ii) in the case of an appointment made by electronic means, be received at the address specified by the Company for the receipt of appointments of proxy by electronic means not less than forty eight hours (or such shorter time as the Directors may determine) before the time appointed for holding the meeting or adjourned meeting at which the person named in the appointment proposes to vote. Any authority pursuant to which such an appointment is made or a copy of the authority, certified notarially or in accordance with the Powers of Attorney Act 1971 or in some other manner approved by the Directors, must, if required by the Directors, be received at such address or at the office (or such other place in the United Kingdom as may be specified by the Company for the receipt of notices) not less than forty eight hours (or such shorter time as the Directors may determine) before the time appointed for holding the meeting or adjourned meeting at which the person named in the appointment proposes to vote; (iii) in the case of a poll taken more than forty-eight hours after it was demanded, be received as aforesaid not less than twenty-four hours (or such shorter time as the Directors may determine) before the time appointed for the taking of the poll; (iv) in the case of a poll taken following the conclusion of a meeting or adjourned meeting but not more than forty-eight hours after it was demanded, be received as aforesaid before the end of the meeting at which it was demanded (or such later time as the board may determine), and an appointment of a proxy in a manner which is not or in respect of which the authority or copy thereof is not, permitted by these articles shall be invalid. When two or more valid but differing appointments of a proxy are received in respect of the same share for use at the same meeting or poll, the one which is last received (regardless of its date or of the date of its signature) shall be treated as replacing and revoking the others as regards that share; if the Company is unable to determine which was last received, none of them shall be treated as valid in respect of that share. The appointment of a proxy shall not preclude a member from being present and voting at the meeting or poll concerned. The proceedings at a general meeting shall not be invalidated where an appointment of proxy in respect of that meeting is sent in

25 electronic form as provided in these articles but, because of a technical problem, it cannot be read by the recipient. (B) The Directors may at their discretion determine that in calculating the periods mentioned in this article no account shall be taken of any part of a day that is not a working day. Maximum validity of proxy 69 No appointment of a proxy shall be valid after twelve months have elapsed from the date of its receipt. The appointment of a proxy shall not preclude a member from being present and voting at the meeting or poll concerned. Form of proxy 70 The appointment of a proxy shall be in any usual form or in such other form as the Directors may approve and the Directors may, if they think fit, but subject to the provisions of the Companies Acts, send out with the notice of any meeting forms of instrument of proxy for use at the meeting. The appointment of a proxy shall be deemed to confer authority to demand or join in demanding a poll and to vote on any amendment of a resolution put to the meeting for which it is given as the proxy thinks fit. The appointment of a proxy shall, unless the contrary is stated in it, be valid as well for any adjournment of the meeting as for the meeting to which it relates. Determination of authority 71 A vote given or poll demanded by a proxy or by the duly authorised representative of a corporation shall be valid notwithstanding the previous determination (whether by death, revocation or otherwise) of the authority of the person voting or demanding a poll, unless notice in writing of the determination was received by the Company at the office (or such other place or address as was specified by the Company for the receipt of appointments of proxy in the notice) not later than the last time at which an appointment of a proxy should have been received in order to be valid for use at the meeting or on the holding of the poll at which the vote was given or the poll taken. APPOINTMENT, RETIREMENT AND REMOVAL OF DIRECTORS Number of Directors 72 Unless otherwise determined by ordinary resolution of the Company, the Directors shall be not less than six nor more than thirty in number. Shareholding qualification 73 There shall be no requirement for any Director to hold shares in the capital of the Company. Power for Directors to fill casual vacancies or appoint additional Directors 74 Subject to the provisions of Article 107, the Directors shall have power from time to time and at any time to appoint any other person to be a Director either to fill a casual vacancy or as an addition to the Board of Directors, but so that the total number of Directors shall not at any time exceed the maximum number fixed by or in accordance with the provisions of these articles. Retirement of Directors 75 At every annual general meeting all the Directors shall retire from office, with such retirement to become effective at the conclusion of the annual general meeting of the Company. 26 Meeting to fill up vacancies 76 The Company at any annual general meeting at which Directors retire may fill up the vacated office by electing a like number of eligible persons to be Directors. The Company may also in general meeting subject as last mentioned elect any eligible person to be a Director either to fill a casual vacancy or as an addition to the existing Board but so that the total number of Directors shall not at any time exceed the maximum number fixed by or in accordance with these articles. Persons eligible as Directors 77 No person shall be eligible to be elected as a Director unless: (A) he or she is recommended by the Board; or (B) a resolution to appoint that person as a Director has been requisitioned by a member or members in accordance with the Companies Acts and the person to be nominated has confirmed in writing that he or she accepts the nomination. Provisions if no eligible persons available 78 If at the annual general meeting in any year no persons shall be eligible to be elected as Directors in accordance with Article 77 or if the number of persons so eligible is less than the minimum number for the time being in force under Article 72 then the retiring Directors (other than those eligible for re-election under Article 77) or so many of them as shall be willing to offer themselves for re-election shall be deemed to be eligible for election under Article 77 as Directors or Director for the succeeding year. Provisions if insufficient eligible persons elected 79 (A) If at the annual general meeting in any year any resolution or resolutions for the election or re-election of the persons eligible for election or re-election as Directors for the succeeding year are put to the meeting and lost such that the number of Directors re- elected or elected is than the minimum number of Directors for the time being in force under Article 72, then all such eligible persons who are Directors as at the commencement of the annual general meeting and are standing for re-election shall be deemed to have been re-elected as Directors and shall remain in office but so that such Directors may only act for the purpose of summoning general meetings of the Company and perform such duties as are essential to maintain the Company as a going concern but not for any other purpose. (B) Such Directors shall convene a general meeting as soon as reasonably practicable following the annual general meeting referred to in Article 79(A) at which all the Directors shall retire from office. To the extent that the circumstances envisaged in Article 79(A) occur in relation to any meeting convened pursuant to this Article 79(B), then the provisions of this Article 79 shall also apply to that general meeting and, if relevant, any subsequent general meeting or meetings. Power to remove Director by special resolution 80 In addition to any power of removal conferred by the Companies Acts, the Company may by special resolution remove any Director before the expiration of his or her period of office. Disqualification of Directors 81 Without prejudice to the provisions for retirement otherwise contained in these articles, the office of a Director shall be vacated if: (A) he or she resigns his or her office by notice in writing delivered to or received at the office or tendered at a meeting of the Directors, or 27 (B) he or she is or has been suffering from mental or physical ill health and the Directors resolve that his or her office is vacated, or (C) he or she is absent without the permission of the Directors from meetings of the Directors (whether or not an Alternate Director appointed by him or her attends) for six consecutive months and the Directors resolve that his or her office is vacated, or (D) he or she becomes bankrupt or compounds with his or her creditors generally, or (E) he or she is prohibited by law from being a Director, or (F) he or she ceases to be a Director by virtue of the Companies Acts or is removed from office pursuant to these articles. In this article references to in writing include the use of communications by electronic means. Alternate Directors 82 (A) Each Director shall have the power to appoint any other Director to be his or her alternate and may at his or her discretion remove an Alternate Director so appointed from appointment as his or her alternate. Any appointment or removal of an Alternate Director shall be effected by notice in writing signed by the appointor and delivered to or received at the office or tendered at a meeting of the Directors, or in any other manner approved by the Directors. If his or her appointor so requests, an Alternate Director shall be entitled to receive notice of all meetings of committees of the Directors of which his or her appointor is a member. He or she shall also be entitled to attend and vote as a Director at any such meeting at which the Director appointing him or her is not personally present and at the meeting to exercise and discharge all the functions, powers and duties of his or her appointor as a Director. (B) Every person acting as an Alternate Director shall (except as regards power to appoint an alternate and remuneration) be subject in all respects to the provisions of these articles relating to Directors and shall alone be responsible to the Company for his or her acts and defaults and shall not be deemed to be the agent of or for the Director appointing him or her. An Alternate Director may be paid expenses and shall be entitled to be indemnified by the Company as a Director but shall not be entitled to receive from the Company any fee in his or her capacity as an Alternate Director. (C) Every person acting as an Alternate Director shall have one vote for each Director for whom he or she acts as alternate, in addition to his or her own vote as a Director. Signature by an Alternate Director of any resolution in writing of the Directors or a committee of the Directors shall, unless the notice of his or her appointment provides to the contrary, be as effective as a signature by his or her appointor. (D) An Alternate Director shall ipso facto cease to be an Alternate Director if his or her appointor ceases for any reason to be a Director except that, if at any meeting any Director retires but is reappointed or deemed to be reappointed at the same meeting, any appointment made by him or her pursuant to this article which was in force immediately before his or her retirement shall remain in force as though he or she had not retired. In this article references to in writing include the use of communications by electronic means. Executive Directors 83 The Directors may from time to time appoint one or more of its body to hold executive office with the Company (including that of a Chief Executive Officer or a Chief Financial Officer) for such period (subject to the provisions of the Companies Acts) and upon such other terms as the 28 Directors may decide and may revoke or terminate any appointment so made. Any appointment of a Director to an executive office shall terminate if he or she ceases to be a Director of the Company. A Director so appointed shall receive such remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Directors may decide, and either in addition to or in lieu of his or her remuneration as a Director. Non-Executive Directors 84 Those Directors who do not hold executive office with the Company pursuant to Article 83 shall, in the execution of their duties and obligations as Directors, take into account the nature of their role as such non-executive directors (recognising where appropriate that it is not a day-to-day involvement but a periodic and supervisory role) and as part of their role shall assist in the development of strategy and monitor the performance of the Company and the management. REMUNERATION AND EXPENSES OF DIRECTORS Director’s remuneration 85 Each of the Directors shall be paid a fee at such rate as may from time to time be determined by the Directors provided that the aggregate of all fees so paid to Directors (excluding amounts payable under any other provisions of these articles) shall not exceed €5,000,000 per annum (or its equivalent in any other currency based upon such foreign currency exchange rates as the Directors shall determine) or such higher amount as may from time to time be decided by ordinary resolution of the Company. Extra remuneration 86 Any Director who, by request, goes or resides abroad for any purposes of the Company or who performs services which in the opinion of the Directors go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Directors may determine in addition to any remuneration provided for by or pursuant to any other article. Expenses 87 Each Director may be paid his or her reasonable travelling, hotel and incidental expenses of attending and returning from meetings of the Directors or committees of the Directors or general meetings of the Company or any other meeting which as a Director he or she is entitled to attend and shall be paid all expenses properly and reasonably incurred by him or her in the conduct of the Company’s business or in the discharge of his or her duties as a Director. DIRECTORS’ INTERESTS Conflicts of interest requiring board authorisation 88 (A) The Directors may, subject to the quorum and voting requirements set out in this article, authorise any matter which would otherwise involve a Director breaching his or her duty under the Companies Acts to avoid conflicts of interest (“Conflict”). (B) A Director seeking authorisation in respect of a Conflict shall declare to the Directors the nature and extent of his or her interest in a Conflict as soon as is reasonably practicable. The Director shall provide the Directors with such details of the relevant matter as are necessary for the Directors to decide how to address the Conflict together with such additional information as may be requested by the Directors. (C) Any Director (including the relevant Director) may propose that the relevant Director be authorised in relation to any matter the subject of a Conflict. Such proposal and any

29 authority given by the Directors shall be effected in the same way that any other matter may be proposed to and resolved upon by the Directors under the provisions of these articles save that: (i) the relevant Director and any other Director with a similar interest shall not count towards the quorum nor vote on any resolution giving such authority; and (ii) the relevant Director and any other Director with a similar interest may, if the other Directors so decide, be excluded from any board meeting while the Conflict is under consideration. (D) Where the Directors give authority in relation to a Conflict, or where any of the situations described in Article 88(B) apply in relation to a Director (“Relevant Situation”): (i) the Directors may (whether at the relevant time or subsequently) (a) require that the relevant Director is excluded from the receipt of information, the participation in discussion and/or the making of decisions (whether at meetings of the Directors or otherwise) related to the Conflict or Relevant Situation; and (b) impose upon the relevant Director such other terms for the purpose of dealing with the Conflict or Relevant Situation as it may determine; (ii) the relevant Director will be obliged to conduct himself or herself in accordance with any terms imposed by the Directors in relation to the Conflict or Relevant Situation; (iii) the Directors may provide that where the relevant Director obtains (otherwise than through his or her position as a Director of the Company) information that is confidential to a third party, the Director will not be obliged to disclose that information to the Company, or to use or apply the information in relation to the Company’s affairs, where to do so would amount to a breach of that confidence; (iv) the terms of the authority shall be recorded in writing (but the authority shall be effective whether or not the terms are so recorded); and (v) the Directors may revoke or vary such authority at any time but this will not affect anything done by the relevant Director prior to such revocation in accordance with the terms of such authority. Other conflicts of interest 89 (A) If a is in any way directly or indirectly interested in a proposed contract with the Company or a contract that has been entered into by the Company, he or she must declare the nature and extent of that interest to the Directors in accordance with the Companies Acts. (B) Provided he or she has declared his or her interest in accordance with paragraph (A), a Director may: (i) be party to, or otherwise interested in, any contract with the Company or in which the Company has a direct or indirect interest; (ii) hold any other office or place of profit with the Company (except that of auditor) in conjunction with his or her office of Director for such period and upon such terms, including as to remuneration, as the Directors may decide; 30 (iii) act by himself or herself or through a firm with which he or she is associated in a professional capacity for the Company or any other Company in which the Company may be interested (otherwise than as auditor); (iv) be or become a director or other officer of, or employed by or otherwise be interested in any holding Company or subsidiary company of the Company or any other company in which the Company may be interested; and (v) be or become a director of any other company in which the Company does not have an interest and which cannot reasonably be regarded as giving rise to a conflict of interest at the time of his or her appointment as a director of that other company. Benefits 90 A Director shall not, by reason of his or her office or of the fiduciary relationship thereby established, be liable to account to the Company or the members for any remuneration, profit or other benefit realised by reason of his or her having any type of interest authorised under Article 88(A) or permitted under Article 89(B) and no contract shall be liable to be avoided on the grounds of a Director having any type of interest authorised under Article 88(A) or permitted under Article 89(B). Quorum and voting requirements 91 (A) A Director shall not vote on or be counted in the quorum in relation to any resolution of the Directors concerning his or her own appointment, or the settlement or variation of the terms or the of his or her own appointment, as the holder of any office or place of profit with the Company or any other company in which the Company is interested. (B) Where proposals are under consideration concerning the appointment, or the settlement or variation of the terms or the termination of the appointment, of two or more Directors to offices or places of profit with the Company or any other company in which the Company is interested, a separate resolution may be put in relation to each Director and in that case each of the Directors concerned shall be entitled to vote and be counted in the quorum in respect of each resolution unless it concerns his or her own appointment or the settlement or variation of the terms or the termination of his or her own appointment or the appointment of another Director to an office or place of profit with a company in which the Company is interested and the Director seeking to vote or be counted in the quorum has a Relevant Interest in it. (C) A Director shall not vote on, or be counted in the quorum in relation to, any resolution of the Directors in respect of any contract in which he or she has an interest and, if he or she shall do so, his or her vote shall not be counted, but this prohibition shall not apply to any resolution where that interest cannot reasonably be regarded as likely to give rise to a conflict of interest or where that interest arises only from one or more of the following matters: (i) the giving to him or her of any guarantee, indemnity or security in respect of money lent or obligations undertaken by him or her or by any other person at the request of or for the benefit of the Company or any of its subsidiary undertakings; (ii) the giving to a third party of any guarantee, indemnity or security in respect of a debt or obligation of the Company or any of its subsidiary undertakings for which he or she himself or herself has assumed responsibility in whole or in part under a guarantee or indemnity or by the giving of security; 31 (iii) the giving to him or her of any other indemnity where all other Directors are also being offered indemnities on substantially the same terms; (iv) the funding by the Company of his or her expenditure on defending proceedings or the doing by the Company of anything to enable him or her to avoid incurring such expenditure where all other Directors are being offered substantially the same arrangements; (v) where the Company or any of its subsidiary undertakings is offering securities in which offer the Director is or may be entitled to participate as a holder of securities or in the underwriting or sub-underwriting of which the Director is to participate; (vi) any contract in which he or she is interested by virtue of his or her interest in shares or debentures or other securities of the Company or by reason of any other interest in or through the Company; (vii) any contract concerning any other company (not being a company in which the Director has a Relevant Interest) in which he or she is interested directly or indirectly whether as an officer, shareholder, creditor or otherwise howsoever; (viii) any contract concerning the adoption, modification or operation of a pension fund, superannuation or similar scheme or retirement, death or disability benefits scheme or employees’ share scheme which relates both to Directors and employees of the Company or of any of its subsidiary undertakings and does not provide in respect of any Director as such any privilege or advantage not accorded to the employees to which the fund or scheme relates; (ix) any contract for the benefit of employees of the Company or of any of its subsidiary undertakings under which he or she benefits in a similar manner to the employees and which does not accord to any Director as such any privilege or advantage not accorded to the employees to whom the contract relates; and (x) any contract for the purchase or maintenance of insurance against any liability for, or for the benefit of, any Director or Directors or for, or for the benefit of, persons who include Directors. (D) A company shall be deemed to be one in which a Director has a Relevant Interest if and so long as (but only if and so long as) he or she is to his or her knowledge (either directly or indirectly) the holder of or beneficially interested in one per cent or more of any class of the equity share capital of that company (calculated exclusive of any shares of that class in that company held as treasury shares) or of the voting rights available to members of that company. In relation to an alternate director, an interest of his or her appointor shall be treated as an interest of the alternate director without prejudice to any interest which the alternate director has otherwise. (E) Where a company in which a Director has a Relevant Interest is interested in a contract, he or she also shall be deemed interested in that contract. (F) If any question shall arise at any meeting of the Directors as to the interest of a Director (other than the chair of the meeting) in a contract and whether it is likely to give rise to a conflict of interest or as to the entitlement of any Director (other than the chair of the meeting) to vote or be counted in the quorum and the question is not resolved by his or her voluntarily agreeing to abstain from voting or not to be counted in the quorum, the question shall be referred to the chair of the meeting and his or her ruling in relation to the Director concerned shall be conclusive except in a case where the nature or extent of the Director’s interest (so far as it is known to him or her) has not been fairly disclosed 32 to the Directors. If any question shall arise in respect of the chair of the meeting, the question shall be decided by a resolution of the Directors (for which purpose the chair of the meeting shall be counted in the quorum but shall not vote on the matter) and the resolution shall be conclusive except in a case where the nature or extent of the interest of the chair of the meeting (so far as it is known to him or her) has not been fairly disclosed to the Directors. (G) Subject to these articles, the Directors may cause any voting power conferred by the shares in any other company held or owned by the Company or any power of appointment to be exercised in such manner in all respects as it thinks fit, including the exercise of the voting power or power of appointment in favour of the appointment of the Directors or any of them as directors or officers of the other company, or in favour of the payment of remuneration to the Directors or officers of the other company. Subject to these articles, a Director may also vote on and be counted in the quorum in relation to any of such matters. General 92 (A) References in Articles 88-91 and in this article to: (i) a contract include references to any proposed contract and to any transaction or arrangement or proposed transaction or arrangement whether or not constituting a contract; and (ii) a conflict of interest include a conflict of interest and duty and a conflict of duties. (B) The Company may by ordinary resolution suspend or relax the provisions of Articles 88 to 91 to any extent or ratify any contract not properly authorised by reason of a contravention of such articles. POWERS AND DUTIES OF THE DIRECTORS General powers of Company vested in Directors 93 Subject to the provisions of the Companies Acts and these articles and to any directions given by the Company in general meeting by special resolution, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company whether relating to the management of the business of the Company or not. The alteration of these articles or the passing of a special resolution shall not invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that resolution had not been passed. The powers given by this article shall not be limited by any special power given to the Directors by any other article. Establishment of local boards 94 The Directors may establish local or divisional boards or agencies for managing any of the affairs of the Company, either in the United Kingdom or elsewhere, and may appoint any persons to be members of the local or divisional boards, or any managers or agents, and may fix their remuneration. The Directors may delegate to any local or divisional board, manager or agent any of the powers, authorities and discretions vested in or exercisable by the Directors, with power to sub-delegate, and may authorize the members of any local or divisional board, or any of them, to fill any vacancies and to act notwithstanding vacancies. Any appointment or delegation made pursuant to this article may be made upon such terms and subject to such conditions as the Directors may decide and the Directors may remove any person so appointed and may revoke or vary the delegation but no person dealing in good faith and without notice of the revocation or variation shall be affected by it.

33 Powers of attorney 95 The Directors may, by power of attorney or otherwise, appoint any person to be the agent of the Company upon such terms (including terms as to remuneration) as it may decide and may delegate to any person so appointed any of the powers, authorities and discretions vested in or exercisable by the Directors, including power to sub delegate. The Directors may remove any person appointed under this article and may revoke or vary the delegation but no person dealing in good faith and without notice of the revocation or variation shall be affected by it. Delegation to individual Directors 96 The Directors may entrust to and confer upon any Director any of the powers, authorities and discretions vested in or exercisable by them upon such terms and conditions and with such restrictions as they think fit, and either collaterally with, or to the exclusion of, their own powers, authorities and discretions and may from time to time revoke or vary all or any of them but no person dealing in good faith and without notice of the revocation or variation shall be affected by it. Registers 97 Subject to the provisions of the Companies Acts, the Company may keep an overseas or local or other register in any place, and the Directors may make and vary such regulations as it may think fit respecting the keeping of the register. Power to borrow money and give security 98 (A) The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital and to issue debentures and other but shall restrict the Borrowings of the Company and exercise all voting and other rights or powers of control exercisable by the Company in relation to its subsidiaries with a view to securing that Borrowings shall not at any time without the previous sanction of an ordinary resolution of the Company in a general meeting exceed an amount equal to three times the Adjusted Capital and Reserves of the Unilever Group. (B) For the purposes of this article: (i) “Borrowings” means the aggregate principal amount for the time being remaining outstanding of all borrowings of the Company and its subsidiaries, whether secured or unsecured and, save as excluded in paragraphs (a) to (e) below, shall be deemed to include those items comprised in “financial liabilities” in the latest published audited consolidated accounts of the Unilever Group, but shall be deemed to exclude: (a) moneys owed by the Company to any subsidiary; (b) moneys owed by any subsidiary to another subsidiary or from the Company; (c) moneys owed by any subsidiary in its capacity as a trustee of any pension or other fund for the benefit of employees; (d) moneys owed by a company which becomes a subsidiary hereafter for a period of twelve months from the date it becomes a subsidiary and deducting therefrom an amount equal to: the principal amount of any obligations, whether secured or unsecured, issued by the Company or any subsidiary the proceeds of which are intended to be used within six calendar 34 months in repayment of other borrowings of the Company or such subsidiary then outstanding; and all cash deposits, certificates of deposit and securities of governments and companies and similar instruments owned by the Company or any of its subsidiaries. (e) any lease liabilities of any member of the Unilever Group; and (f) any derivatives entered into by any member of the Unilever Group which do not relate to borrowings of a member of the Unilever Group, and no amount shall be taken into account more than once in the same calculation but subject thereto paragraphs (a) to (f) above shall be read cumulatively. (ii) “Adjusted Capital and Reserves” means the aggregate for the Unilever Group of: (a) the amount paid up or credited as paid up on the issued share capital of the Company, (b) the amounts standing to the credit of the capital and revenue reserves, including share premium account and retained profit, and (c) the amounts standing as attributed to non-controlling interests, all as shown in the latest published audited consolidated accounts of the Unilever Group provided always that appropriate adjustments shall be made in respect of any variation in the paid-up share capital or in the share premium account of the Company since the date of such audited consolidated accounts. (iii) “Unilever Group” means the Company and its subsidiaries and subsidiary undertakings. (C) The determination of an independent firm of internationally-recognised accountants engaged by the Company for the purposes of this Article 110 as to the amount of Borrowings and Adjusted Capital and Reserves shall be conclusive and binding on all concerned and for the purposes of their computation such accountants may make such other adjustments as they deem fit. Nevertheless, for the purposes of this article the Directors may at any time act in reliance on a bona fide estimate of the said aggregates and if the limit herein contained is inadvertently exceeded, the amount borrowed in excess of the limit shall be disregarded until the expiration of 182 days after the date on which the Directors became aware that the situation had arisen. No debt incurred or security given in respect of moneys borrowed or secured in excess of the limit hereby imposed shall be invalid or ineffectual except in the case of express notice at the time the debt was incurred or the security given that the limit hereby imposed had been or was thereby exceeded. Pensions 99 The Directors may grant retiring pensions or annuities or other allowances, including allowances on death, to any person or to the widow or dependants of any person in respect of services rendered by him or her to the Company as Executive Director, manager, or in any other office or employment under the Company or indirectly as an officer or employee of any subsidiary company of the Company, notwithstanding that he or she may be or may have been a Director of the Company and may make payments towards insurances or trusts for such purposes in respect of such persons and may include rights in respect of such pensions, annuities and 35 allowances in the terms of engagement of any such person. No Director or former Director or other person shall be accountable to the Company or the members for any benefit provided pursuant to this article and the receipt of any such benefit shall not disqualify any person from being or becoming a Director of the Company. Provision for employees 100 The Directors may by resolution exercise any power conferred by the Companies Acts to make provision for the benefit of persons employed or formerly employed by the Company or any of its subsidiaries in connection with the cessation or the transfer to any person of the whole or part of the undertaking of the Company or that subsidiary. PROCEEDINGS OF THE DIRECTORS Meetings of Directors 101 The Directors may meet for the despatch of business, adjourn and otherwise regulate their meetings as they think fit. A Director at any time may, and the Secretary on the requisition of a Director at any time shall, summon a meeting of the Directors. Notice of meetings 102 Notice of a meeting of the Directors shall be deemed to be properly given to a Director if it is given to him or her personally or sent in writing to him or her at his or her last known address or any other address (including an electronic address) given by him or her to the Company for this purpose. A Director may waive his or her entitlement to notice of any meeting either prospectively or retrospectively and any retrospective waiver shall not affect the validity of the meeting or of any business conducted at the meeting. Quorum 103 The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors and, unless so fixed at any other number, shall be two. Subject to the provisions of these articles, any Director who ceases to be a Director at a meeting of the Directors may continue to be present and to act as a Director and be counted in the quorum until the termination of the meeting of the Directors if no other Director objects and if otherwise a quorum of Directors would not be present. Effect of vacancies in number of Directors 104 The continuing Directors or a sole continuing Director may act notwithstanding any vacancy in their number but, if and so long as the number of Directors is reduced below the minimum number fixed by or in accordance with these articles, the continuing Directors or Director, notwithstanding that the number of Directors is below the number fixed by or in accordance with these articles as the quorum or that there is only one continuing Director, may act for the purpose of filling vacancies or of summoning general meetings of the Company but not for any other purpose. If no Directors or Director is able or willing to act, any two members of the Company may also convene a general meeting in the same manner as nearly as possible as that in which general meetings may be convened by the Directors for the purpose of filling vacancies of Directors but not for any other purpose. Power to appoint chair 105 The Directors may appoint a chair and vice chair or vice chair of their meetings and fix the period for which they are respectively to hold office. If no chair or vice chair is appointed, or if at any meeting neither the chair nor any vice chair is present within five minutes after the time appointed for holding the meeting, the Directors present may choose one of their number to be chair of the meeting. 36 Competence of meetings 106 A meeting of the Directors at which a quorum is present shall be competent to exercise all the powers, authorities and discretions for the time being vested in or exercisable by the Directors. Voting 107 Questions arising at any meeting shall be determined by a majority of votes, except that the powers conferred on the Directors by Article 74 shall only be exercisable by the decision of a majority of the Directors consisting of three-fourths of all the Directors for the time being and for this purpose the vote of any Director may be given either in person at a meeting of the Directors or (in the case of any Director not present at the meeting called for this purpose) by notice in writing signed by such Director prior to the holding of such meeting. In the case of an equality of votes the chair of the meeting shall have a second, casting vote. In this article references to in writing include the use of communication by electronic means subject to such terms and conditions as the Directors may decide. Delegation to committees 108 (A) The Directors may delegate any of their powers, authorities and discretions to any committee (consisting of such person or persons, and whether or not a Director or Directors) and in such manner as they think fit. Any such committee shall, unless the Directors otherwise resolve, have power to sub-delegate any of the powers or discretions delegated to it. (B) Any committee so formed shall, in the exercise of the powers, authorities and discretions so delegated, conform to any regulations which may be imposed on it by the Directors. The meetings and proceedings of any committee consisting of two or more members shall be governed by the provisions contained in these articles for regulating the meetings and proceedings of the Directors so far as the same are applicable and are not superseded by any regulations imposed by the Directors. (C) The power to delegate contained in this article shall be effective in relation to the powers, authorities and discretions of the Directors generally and shall not be limited by the fact that in certain articles, but not in others, express reference is made to particular powers, authorities or discretions being exercised by the Directors or by a committee authorised by the Directors. Delegation to Executive Officers 109 The Board may entrust to and confer upon the executive officers any of its powers, authorities and discretions (with power to sub-delegate) upon such terms and conditions and with such restrictions as it thinks fit, and either collaterally with, or to the exclusion of, its own powers, authorities and discretions and may from time to time revoke or vary all or any of them but no person dealing in good faith and without notice of the revocation or variations shall be affected by it. The power to delegate contained in this article shall be effective in relation to the powers, authorities and discretions of the Board generally and shall not be limited by the fact that in certain articles, but not in others, express reference is made to particular powers, authorities or discretions being exercised by the Board or by a committee authorised by the Board. Participation in meetings by telephone 110 All or any of the Directors or members of any committee may participate in a meeting of the Directors or that committee by means of a conference telephone or any communication equipment which allows all persons participating in the meeting to hear each other. A person so participating shall be deemed to be present in person at the meeting and shall be entitled to vote or be counted in a quorum accordingly. Such a meeting shall be deemed to take place

37 where the largest group of those participating is assembled, or, if there is no such group, where the chair of the meeting then is. Resolution in writing 111 A resolution in writing signed by all the Directors for the time being entitled to receive notice of a meeting of the Directors (if that number is sufficient to constitute a quorum) or by all the members of a committee for the time being shall be as valid and effectual as a resolution passed at a meeting of the Directors or, as the case may be, of the committee properly called and constituted. The resolution may be contained in one document or in several documents in like form each signed by one or more of the Directors or members of the committee concerned. Validity of acts of Directors or committee 112 All acts done by the Directors or by any committee or by any person acting as a Director or member of a committee shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any member of the Directors or committee or person so acting or that they or any of them were disqualified or had vacated office, be as valid as if each such member or person had been properly appointed and was qualified and had continued to be a Director or member of the committee. Minutes to be made 113 The Directors shall cause minutes or records to be made in books provided for the purpose: (A) of the names of the Directors present at each meeting of the Directors or committee of the Directors, and (B) of all resolutions and proceedings at all meetings of the Company and of the holders of any class of shares in the Company and of the Directors and of any committee of the Directors. SEALS Use of seals 114 The Directors shall provide for the custody of every seal. A seal shall only be used by the authority of the Directors or a committee authorised by the Directors in that behalf pursuant to Articles 108 and 109. Subject as otherwise provided in these articles, any instrument to which the common seal is applied shall be signed by at least one Director and the Secretary or by at least two Directors or by one Director in the presence of a witness who attests the signature or by at least two persons for the time being appointed to a committee authorised by the Directors as aforesaid, and any instrument to which an official seal is applied need not, unless the Directors for the time being otherwise decide or the law otherwise requires, be signed by any person. DIVIDENDS AND OTHER PAYMENTS Application of profits 115 The profits of the Company at any time available for dividend and determined to be distributed by way of dividend for any period shall be applied to the payment of a dividend on the capital paid up or credited as paid up on the Ordinary Shares. 38 Declaration of dividends 116 Subject to the provisions of the Companies Acts, the Company may by ordinary resolution from time to time declare dividends in pounds sterling or euro to be paid to the members according to their rights and interests in the profits available for distribution (and based upon such exchange rates for currency conversion as the Directors shall determine), but no dividend shall be declared in excess of the amount recommended by the Directors. Interim dividends 117 The Directors may from time to time pay or make to the members such interim dividends or distributions as in their judgement the profits of the Company justify (including, when paid in cash, in pounds sterling or euro and based upon such exchange rates for currency conversion as the Directors shall determine). Dividends to be paid according to amounts paid up on shares 118 Except in so far as the rights attaching to, or the terms of issue of, any share otherwise provide: (A) all dividends shall be declared and paid according to the amounts paid up on the shares in respect of which the dividend is paid, but no amount paid up on a share in advance of calls shall be treated for the purposes of this article as paid up on the share, and (B) all dividends shall be apportioned and paid pro rata according to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid. Debts may be deducted 119 The Directors may deduct from any dividend or other moneys payable to a member by the Company on or in respect of any shares all sums of money (if any) presently payable by them to the Company on account of calls or otherwise in respect of shares of the Company. Dividend not to bear interest against the Company 120 No dividend or other moneys payable by the Company on or in respect of any share shall bear interest against the Company. Payment procedures 121 Any dividend or any other moneys payable on or in respect of shares may be paid by cheque, warrant or similar financial instrument, or by other means as the Directors, in their absolute discretion, may determine, sent direct to the registered address of the holder or person entitled thereto or, in the case of joint holders, to the registered address of the holder who is first named in the register, or sent to such person and to such address as the holder or joint holders may in writing direct. Such payment may be sent through the post or equivalent means of delivery or by such other means, including by bank transfer, by electronic media and more specifically, in respect of uncertificated shares, by means of the facilities of a relevant system (subject to the facilities and requirements of the relevant system). Every such cheque, warrant, financial instrument or other form of payment shall be made payable to the person to whom it is sent or to such other person as the holder, or joint holders, may in writing direct, and payment of the cheque, warrant, financial instrument or other form of payment shall be a good discharge to the Company. Every such payment shall be sent at the risk of the person entitled to the money represented thereby. Any one of two or more joint holders may give effectual receipts for any dividends or other moneys payable or property distributable in respect of the shares held by them. 39 Unclaimed dividends 122 The Company may cease to send any cheque or other means of payment by post for any dividend on any shares which is normally paid in that manner if, in respect of at least two consecutive dividends payable on those shares, the cheque, warrant or order has been returned undelivered or remains uncashed but, subject to the provisions of these articles, shall recommence sending cheques, warrants or orders in respect of the dividends payable on those shares if the holder of, or person entitled to them, claims the arrears of dividend and does not instruct the Company to pay future dividends in some other way. In the event that: (A) a payee does not specify an address, or does not specify a bank account, or other details necessary in order to make a payment of a dividend or other sum payable on or in respect of a share by the means by which the Directors have decided in accordance with these articles that a payment is to be made, or by which a payee has elected to receive payment, and such address or details are necessary in order for the Company to make the relevant payment in accordance with such decision or election; or (B) a payment cannot be made by the Company using the details provided by the payee, then the dividend or other distribution shall be treated as unclaimed for the purposes of these articles. Any unclaimed dividends may be invested or otherwise applied for the benefit of the Company until they are claimed. The payment by the Directors of any unclaimed dividend or other sum payable on or in respect of a share into a separate account shall not constitute the Company as a trustee in respect of it. Any dividend unclaimed after a period of twelve years from the date of declaration of the dividend shall be forfeited and shall revert to the Company. The Company shall not be liable in any respect, nor be required to account to the relevant member or person entitled by virtue of transmission on death or bankruptcy or otherwise by operation of law to such dividends or other moneys and the Company shall be entitled to use such dividends for the Company’s benefit in any manner that the Directors from time to time may think fit. If the Company sells shares in accordance with Article 43 any dividend or other sum that has not been cashed or claimed by a member (or person entitled by virtue of transmission on death or bankruptcy or otherwise by operation of law to such dividends or sums) shall be forfeited and shall revert to the Company when such shares are sold. The Company shall be entitled to use such uncashed or unclaimed dividends or other sum for the Company’s benefit in any manner that the Directors may from time to time think fit. Dividends in specie 123 Any general meeting declaring a dividend or distribution may, upon the recommendation of the Directors, by ordinary resolution direct, and the Directors may in relation to any interim dividend or distribution direct, payment or satisfaction of the dividend or distribution wholly or in part by the distribution of specific assets, and in particular of paid up shares or debentures of any other company, and the Directors shall give effect to the direction, and where any difficulty arises in regard to the dividend or distribution the Directors may settle it as they think expedient, and in particular may issue fractional certificates or authorise any person to sell and transfer any fractions or may ignore fractions altogether, and may fix the value for distribution purposes of any specific assets to be distributed and may determine that cash payments shall be made to any members upon the footing of the value so fixed in order to secure equality of distribution and may vest any specific assets to be distributed in trustees as may seem expedient to the Directors. 40 CAPITALISATION OF PROFITS Power to capitalise profits 124 The Company may, upon the recommendation of the Directors, at any time and from time to time pass an ordinary resolution to the effect that it is desirable to capitalise all or any part of any amount for the time being standing to the credit of any reserve or fund (including the profit and loss account) whether or not the same is available for distribution and accordingly that the amount to be capitalised be set free for distribution among the holders of Ordinary Shares of the Company who would be entitled to it if it were distributed by way of dividend and in the same proportions, on the footing that it is applied either in or towards paying up the amounts for the time being unpaid on Ordinary Shares of the Company held by those members respectively or in paying up in full Ordinary Shares that are to be allotted and distributed as fully paid up, debentures or other obligations of the Company to be allotted and distributed credited as fully paid up among those members, or partly in one way and partly in the other, but so that, for the purposes of this article: (i) a share premium account and a capital redemption reserve, and any reserve or fund representing unrealised profits, may be applied only in paying up in full Ordinary Shares of the Company that are to be allotted and distributed as fully paid up, and (ii) where the amount capitalised is applied in paying up in full shares that are to be allotted and distributed as fully paid up, the Company will also be entitled to participate in the relevant distribution in relation to any shares of the relevant class held by it as treasury shares and the proportionate entitlement of the relevant class of members to the distribution will be calculated accordingly. Scrip dividends 125 The Directors may, if authorised by an ordinary resolution of the Company, offer the holders of Ordinary Shares (excluding any member holding shares as treasury shares) the right to elect to receive Ordinary Shares, credited as fully paid, instead of cash in respect of any dividend or any part of any dividend specified by the ordinary resolution. The following provisions shall apply: (A) An ordinary resolution may specify a particular dividend, or may specify all or any dividends declared within a specified period, but such period may not end later than the expiry of two months following the conclusion of the annual general meeting next following the date of the meeting at which the ordinary resolution is passed. (B) The entitlement of each holder of Ordinary Shares to new Ordinary Shares shall be such that the relevant value of the entitlement shall be as nearly as possible equal to (but not greater than) the cash amount that such holder would have received by way of dividend. For this purpose “relevant value” shall be calculated by reference to the average of the middle market quotations for the Company’s Ordinary Shares on the London Stock Exchange plc as derived from the Daily Official List, on the day on which the Ordinary Shares are first quoted “ex” the relevant dividend and the four subsequent dealing days, or in such other manner as may be determined by or in accordance with the ordinary resolution. A certificate or report by the auditors as to the amount of the relevant value in respect of any dividend shall be conclusive evidence of that amount. (C) The Directors, after determining the basis of allotment, may notify the holders of Ordinary Shares in writing of the right of election offered to them, and specify the procedure to be followed and place at which, and the latest time by which, elections must be lodged in order to be effective. (D) The Directors may exclude from any offer any holders of Ordinary Shares where the Directors believe that the making of the offer to them would or might involve the contravention of the laws of any territory or that for any other reason the offer should not be made to them.

41 (E) The dividend (or that part of the dividend in respect of which a right of election has been offered) shall not be payable on Ordinary Shares in respect of which an election has been made (“the elected Ordinary Shares”) and instead additional Ordinary Shares shall be allotted to the holders of the elected Ordinary Shares on the basis of allotment calculated as stated. For such purpose the Directors shall capitalise, out of any amount for the time being standing to the credit of any reserve or fund (including the profit and loss account) whether or not the same is available for distribution as the Directors may determine, a sum equal to the aggregate nominal amount of the additional Ordinary Shares to be allotted on that basis and apply it in paying up in full the appropriate number of unissued Ordinary Shares for allotment and distribution to the holders of the elected Ordinary Shares on that basis. (F) The additional Ordinary Shares when allotted shall rank pari passu in all respects with the fully paid Ordinary Shares then in issue except that they will not be entitled to participate in the relevant dividend. (G) Unless the Directors otherwise determine, or unless the uncertificated securities rules and/or the rules of the relevant system concerned otherwise require, the new ordinary share or shares which a member has elected to receive instead of cash in respect of the whole (or some part) of the specified dividend declared in respect of their elected ordinary shares shall be in uncertificated form (in respect of the member’s elected ordinary shares which were in uncertificated form on the date of the member’s election) or in certificated form (in respect of the member’s elected ordinary shares which were in certificated form on the date of the member’s election). Settlement of difficulties in distribution on capitalisation of profits 126 Where any difficulty arises in regard to any distribution under the last two preceding articles the Directors may settle the matter as they think expedient and in particular may issue fractional certificates or authorise any person to sell and transfer any fractions or may resolve that the distribution should be as nearly as may be practicable in the correct proportion but not exactly so or may ignore fractions altogether, and may determine that cash payments shall be made to any members in order to adjust the rights of all parties, as may seem expedient to the Directors. The Directors may authorise any person to enter into an agreement with the Company on behalf of the persons entitled to participate in the distribution providing for the allotment to them respectively of any shares, debentures or other obligations of the Company to which they are entitled on the capitalisation and the agreement shall be binding on those persons. RECORD DATES AND ACCOUNTING RECORDS Record dates 127 Notwithstanding any other provision of these articles the Company or the Directors may fix any date as the record date for any dividend, distribution, allotment or issue and such record date may be on or at any time before or after any date on which the dividend, distribution, allotment or issue is declared, paid or made. The power to fix any such record date shall include the power to fix a time on the chosen date. Inspection of records 128 The accounting records shall be kept at the office or, subject to the provisions of the Companies Acts, at such other place or places as the Directors may think fit and shall always be open to inspection by the officers of the Company. No member in their capacity as such shall have any right of inspecting any accounting record or book or document of the Company except as conferred by law or authorised by the Directors or by ordinary resolution of the Company. 42 SERVICE OF NOTICES AND OTHER DOCUMENTS Service of notices 129 Any notice, document (including a share certificate) or other information may be served on, sent or supplied to any member by the Company either personally or by sending it through the post addressed to the member at their registered address or by leaving it at that address addressed to the member or by means of a relevant system or, where appropriate, by sending or supplying it in electronic form to an address for the time being notified by the member concerned to the Company for that purpose or by publication on a website in accordance with the Companies Acts or in any other manner provided by these articles. In the case of joint holders of a share, service, sending or delivery of any notice or document on or to one of the joint holders shall for all purposes be deemed a sufficient service on or sending or delivery to all the joint holders. If on three consecutive occasions a notice to a member has been returned undelivered, such member shall not thereafter be entitled to receive notices from the Company until they shall have communicated with the Company and supplied to the Company (or its agent) a new registered address, or a postal address within the United Kingdom for the service of notices, or shall have informed the Company, in such manner as may be specified by the Company, of an address for the service of notices in electronic form. For these purposes, a notice sent by post shall be treated as returned undelivered if the notice is sent back to the Company (or its agent), and a notice sent in electronic form shall be treated as returned undelivered if the Company (or its agent) receives notification that the notice was not delivered to the address to which it was sent. The Company may at any time and in its sole discretion choose to serve, send or supply notices, documents or other information in hard copy form alone to some or all of the members. Members resident abroad 130 Any member whose registered address is not within the United Kingdom or some other part of Europe or any holder of a share warrant and who gives to the Company a postal address within the United Kingdom at which notices may be served upon them shall be entitled to have notices served on or sent or delivered to them at that address or where applicable by making them available on a website and notifying the holder at that address. Any member whose registered address is not within the United Kingdom and who gives to the Company an address for the purposes of electronic communications may, at the absolute discretion of the Board, be entitled to have notices or documents served upon, or delivered to, them at that address or where applicable by making them available on a website and notifying the holder at that address. Otherwise, a member whose registered address is not within the United Kingdom, shall not be entitled to receive any notice or other document from the Company. When notice deemed served 131 Any notice or document, if sent by post, shall be deemed to have been served on the day following that on which it was put in the post and, in proving service or delivery, it shall be sufficient to prove that the notice or document was properly addressed, stamped and put in the post. Any notice or document not sent by post but left at a registered address (other than an address for the purposes of communication by electronic means) shall be deemed to have been served or delivered on the day it was so left. Any notice served or delivered by the Company by means of a relevant system shall be deemed to have been served or delivered when the Company or any sponsoring system participant acting on its behalf sends the issuer-instruction relating to the notice. Any notice or document sent by the Company using electronic means shall be deemed to have been received on the day following that on which it was sent notwithstanding that the Company subsequently sends a hard copy of such notice, document or information by post. Any notice, document or other information made available on a website shall be deemed to have been received on the day on which the notice, document or other information was first made available 43 on the website or, if later, when a notice of availability is received or deemed to have been received pursuant to this article. In proving that a notice, document or other information served, sent or supplied by electronic means was served, sent or supplied, it shall be sufficient to prove that it was properly addressed. Any notice, document or other information served, sent or supplied by the Company by any other means authorised in writing by the member concerned shall be deemed to have been received when the Company has carried out the action it has been authorised to take for that purpose. Service of notice to person entitled by transmission 132 Where a person is entitled by transmission to a share, any notice or document shall be served upon or delivered to them, and any dividend or other sum payable in cash in respect of the share may be paid to them, as if they were the holder of that share and their address noted in the register was their registered address. A person who is entitled by transmission to a share, upon supplying the Company with an address for the purpose of communications by electronic means for the service of notices, may, at the absolute discretion of the Directors, have sent to them at such address any notice or document to which they would have been entitled if they were the holder of that share. Except where there is a person entitled by transmission to a share, any notice or document served on or delivered to any member pursuant to these articles shall, notwithstanding that the member is then dead or bankrupt or that any other event giving rise to the transmission of the share by operation of law has occurred and whether or not the Company has notice of the death, bankruptcy or other event, be deemed to have been properly served or delivered in respect of any share registered in the name of that member as sole or joint holder unless, before the day of posting (or, if it is not sent by post, before the day of service or delivery) of the notice or document, their name has been removed from the register as the holder of the share. Service or delivery in the foregoing manner shall be deemed for all purposes a sufficient service or delivery of the notice or document on all persons interested (whether jointly with or as claiming through or under that member) in the share. Notice when post not available and notice given by advertisement 133 (A) If there is a suspension or curtailment of postal services within the United Kingdom or some part of the United Kingdom, the Company need only give notice of a general meeting to those members with whom the Company can communicate by electronic means and who have provided the Company with an address for this purpose. The Company shall also advertise the notice in at least two newspapers with a national circulation in the United Kingdom and make it available on its website from the date of such advertisement until the conclusion of the meeting or any adjournment thereof. If at least six clear days prior to the meeting the sending or supply of notices by post in hard copy form has again become generally possible, Company shall send or supply confirmatory copies of the notice by post to those members who would otherwise receive the notice in hard copy form. (B) Any notice to the bearer of a warrant or to any other person who holds or is interested in shares in the Company in bearer form or any related coupons or talons shall be sufficiently given if advertised in at least two daily newspapers with a national circulation in the United Kingdom and any such notice shall be deemed given on the day when the advertisement appears. DESTRUCTION OF DOCUMENTS Consequences of destruction of documents 134 If the Company destroys: (A) any share certificate which has been cancelled at any time after a period of one year has elapsed from the date of cancellation; or 44 (B) any instruction concerning the payment of dividends or other moneys in respect of any share or any notification of change of name or address at any time after a period of two years has elapsed from the date the instruction or notification was recorded by the Company; or (C) any instrument of transfer of shares which has been registered at any time after a period of six years has elapsed from the date of registration; or (D) any other document on the basis of which any entry is made in the register at any time after a period of six years has elapsed from the date the entry was first made in the register in respect of it, and the Company destroys the document in good faith and without express notice that its preservation was relevant to a claim, it shall be presumed irrefutably in favour of the Company that every share certificate so destroyed was a valid certificate and was properly cancelled, that every instrument of transfer so destroyed was a valid and effective instrument of transfer and was properly registered and that every other document so destroyed was a valid and effective document and that any particulars of it which are recorded in the books or records of the Company were correctly recorded. Nothing contained in this article shall be construed as imposing upon the Company any liability by reason only of the destruction of any document of the kind mentioned above before the relevant period mentioned in this article has elapsed or of the fact that any other condition precedent to its destruction mentioned above has not been fulfilled. References in this article to the destruction of any document include references to its disposal in any manner. WINDING-UP Order of priority in winding-up 135 If the Company shall be wound-up, the assets available for distribution amongst the members (excluding any member holding shares as treasury shares) shall be applied first in repaying to the holders of the Ordinary Shares the capital paid or credited as paid up thereon respectively and any balance of such assets then remaining shall belong to the holders of the Ordinary Shares. INDEMNITY Indemnification of Directors 136 To the extent permitted by the Companies Acts, the Company may: (A) indemnify any Relevant Officer against any liability and may purchase and maintain for any Relevant Officer insurance against any liability. No Relevant Officer shall be accountable to the Company or the members for any benefit provided pursuant to this article and the receipt of any such benefit shall not disqualify any person from being or becoming a Relevant Officer; (B) provide a Relevant Officer with funds to meet expenditure incurred or to be incurred by the Relevant Officer: (i) in defending any criminal or civil proceedings in connection with any negligence, default, breach of duty or breach of trust by the Relevant Officer in relation to the Company or an Associated Company of the Company; or (ii) in connection with any application for relief under the provisions mentioned in Section 205(5) of the Companies Act 2006; and (C) do anything to enable any such Relevant Officer to avoid incurring such expenditure.

45 For the purpose of this Article 136 and Article 137, “Associated Company” shall have the same meaning as in Section 256 of the Companies Act 2006 and “Relevant Officer” means a Director, former Director or Secretary of the Company or of an Associated Company of the Company. The terms set out in Section 205(2) of the Companies Act 2006 shall apply to any provision of funds or other things done under this Article 136. 137 So far as may be permitted by applicable law, the Company: (A) shall provide a Relevant Officer with funds to meet expenditure incurred or to be incurred by the Relevant Officer in defending himself/herself in an investigation by a regulatory authority or against action proposed to be taken by a regulatory authority in connection with any alleged negligence, default, breach of duty or breach of trust by the Relevant Officer in relation to the Company or any Associated Company of the Company; and (B) may do anything to enable any such Relevant Officer to avoid incurring such expenditure.